UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number(s) 811-22845

Babson Capital Funds Trust

(Exact Name of Registrant as Specified in Charter)

550 South Tryon Street

Suite 3300

Charlotte, NC 28202

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (704) 805-7200

Janice M. Bishop

Vice President, Secretary and Chief Legal Officer

c/o Babson Capital Management LLC

Independence Wharf

470 Atlantic Avenue, Boston MA 02210

(Name and Address of Agent for Service)

Date of fiscal year end: June 30

Date of reporting period: June 30, 2014

Item 1.	Reports to Stockholders.

The Report to Stockholders is attached hereto.

BABSON CAPITAL FUNDS TRUST

Annual Report

June 30, 2014

BCFT Service Providers

ADVISER

Babson Capital Management LLC

550 South Tryon Street

Suite 3300

Charlotte, NC 28202

SUB-ADVISER

Babson Capital Global Advisors Limited

61 Aldwych

London, UK

WC2B 4AE

COUNSEL TO THE TRUST

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

200 Berkley Street

Boston, MA 02116

CUSTODIAN

State Street Bank & Trust

One Lincoln Street

Boston, MA 02111

TRANSFER AGENT AND REGISTRAR

State Street Bank & Trust

One Lincoln Street

Boston, MA 02111

FUND ADMINISTRATION/ACCOUNTING

State Street Bank & Trust

One Lincoln Street

Boston, MA 02111

FUND DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway

Suite 1100

Denver, CO 80203

BLUE SKY ADMINISTRATION

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

PROXY VOTING POLICIES & PROCEDURES

The Trustees of Babson Capital Funds Trust (the “Trust”) have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Babson Capital Management LLC (“Babson Capital”). A description of Babson Capital’s proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 1-877-766-0014; (2) on the Trust’s website at http://www.BabsonCapital.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

FORM N-Q

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This information is available (i) on the SEC’s website at http://www.sec.gov; and (ii) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available on the Trust’s website at http://www.BabsonCapital.com or upon request by calling, toll-free, 1-877-766-0014.

Anthony Sciacca

President

Babson Capital Funds Trust

Babson Capital Funds Trust

Babson Global Floating Rate Fund

Babson Global Credit Income Opportunities Fund

Dear Shareholder,

During the second half of 2013, we saw signs that the global economic landscape was improving. That trend continued during the first and second quarters of 2014, albeit at a slower pace than we anticipated at the beginning of the year. Clearly, severe winter weather in the U.S. and geopolitics contributed to the slower-than-expected economic growth in the first half, but other factors are also present that seem to be restraining the economy. Specifically, companies are still under-investing and consumers remain cautious about their spending despite accommodative global monetary policy.

As we move into the remainder of 2014, the Fed will likely complete its quantitative easing (QE) program by year end. In the U.K., the economy has performed relatively well this year and inflation has been kept in check—that said, policy makers signaled that interest rates could rise before the end of the year. The European Central Bank continues to battle a weak economic outlook and persistent low inflation, which may portend a U.S.-style QE program to attempt to reflate the Euro zone through sovereign bond purchases. In Japan, reflationary policies are expected to continue, while China’s short-term growth outlook remains relatively unchanged despite concerns of an economic slowdown there. Overall, we expect the slow-growth, low-interest-rate environment to continue, supported by highly accommodative monetary policy from global central banks.

At Babson Capital, we take a long-term view of investing through market and economic cycles and adhere to a disciplined, repeatable investment process that’s deeply rooted in fundamental bottom-up analysis. As we reflect on the past year and celebrate the upcoming first anniversary of the Babson Capital Funds Trust which launched in September 2013, we thank you for your business. Through our mutual funds, we’re offering individual investors the same expertise and time-tested investment approach that have produced consistent risk-adjusted returns for our institutional clients for more than six decades. We value your continued partnership, and look forward to helping you achieve your investment objectives in 2014 and beyond.

Sincerely,

Anthony Sciacca

Cautionary Notice: Certain statements contained in this report maybe “forward looking” statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date in which they are made and which reflect management’s current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at anytime based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust’s trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust’s current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

ALPS Distributors, Inc. is the distributor for the Babson Capital mutual funds. Shares of the funds are offered by Babson Capital Securities LLC, an affiliated broker dealer of Babson Capital Management LLC. ALPS and Babson Capital Management are separate and unaffiliated. This material must be preceded or accompanied by the current fund prospectus. Investors should carefully consider the investment objective, risks, charges and expenses of any mutual fund before investing. This and other important information is contained in the prospectus and summary prospectus.

Babson Global Floating Rate Fund 2014 Annual Report

Investment Objective

The investment objective of the Babson Global Floating Rate Fund (“Global Floating Rate Fund” or the “Fund”) is to seek a high level of current income. Preservation of capital is a secondary goal.

Portfolio Management Commentary

How did the Fund perform?

■	The Fund reported a net total rate of return year-to-date through June 30, 2014 of +2.40% and underperformed the Credit Suisse Global Loan Benchmark which returned +2.59%. In addition, the Fund returned +4.04% on a net basis since the Fund’s inception date of September 16, 2013 and underperformed the Benchmark which retuned +5.06%.[1]

What factors influenced performance of the Fund?

■	Returns on the Fund’s U.S. holdings were generally less than its European holdings from a total return perspective. Spreads started the year tighter in the U.S. than in Europe therefore driving more price appreciation in the European holdings and contributing to Fund performance. Ultimately, good credit selection across both the U.S. and European markets helped influence Fund performance.

■	Generally, the U.S. market could be described as a par market (or coupon clipping market) since inception and the Fund focused on investments in the primary market, which typically allocated below par and subsequently gained 50 to 100 basis points[2] post allocation. While the weighting to the European market was less than the U.S., several investments in this region were purchased at a discount and helped drive Fund performance through capital appreciation.

■	The senior secured loans have contributed the most to performance since inception. However, it should be noted that the high yield bond exposure also influenced performance. Global high yield bonds outperformed global senior secured loans resulting in additional pick-up in performance.

Describe recent portfolio activity.

■	The Fund has doubled in size since the September 16, 2013 launch to a NAV of $114,631,442 as of June 30, 2014 and the portfolio managers have prudently been putting capital to work. The number of holdings in the portfolio has increased by over 100 issues, while keeping its positioning across geographies fairly consistent and still building concentrated positions in high conviction credits.

■	The Fund remains overweight to European assets relative to the weighting of the global senior secured loan market as we believe Western European senior secured loans offered more attractive investment opportunities compared to the U.S. market recently. Looking forward though and given the market rally since the beginning of 2014, the number of discounted secondary opportunities has reduced. We believe the primary market will likely offer the most attractive source of investments for both markets in the near term, which has primarily been the case in the U.S. market recently.

Describe portfolio positioning at period end.

■	The Fund finished the fiscal year-end with an 86.0% weighting to global senior secured loans. The remaining balance of the portfolio was invested in global high yield bonds (12.6%), primarily focusing on senior secured bonds. A portion of the Fund is invested in floating rate, high yield bonds (6.8%) predominantly issued by European companies, which increases the total floating rate exposure of the portfolio to 92.8%.

1.	Total return describes the return to an investor based on the Class Y net expense ratio and includes the reinvestment of dividends and capital gains. Performance results reflect past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. The net asset value (NAV) will fluctuate with market conditions. All returns 1-year or less are cumulative. The Credit Suisse Global Loan Benchmark is a market capitalization weighted average of the Credit Suisse Leveraged Loan Index and the Credit Suisse Western European Leveraged Loan Index. The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the US dollar-denominated leveraged loan market. The Credit Suisse Western European Leveraged Loan Index is designed to mirror the investible universe of the Western European leveraged loan market, with loans denominated in US and Western European currencies. Indices are unmanaged. It is not possible to invest directly in an index.

Babson Global Floating Rate Fund 2014 Annual Report

2.	A unit that is equal to 1/100th of 1% or 0.01%.

■	From an industry perspective, the Fund remains well-diversified across a number of sectors based on Moody’s Industry Classification, with higher concentrations in non-bank related Finance companies (12.7%), Healthcare, Education and Childcare (10.9%), and Diversified/Conglomerate Service (8.3%) as of fiscal year-end. Over the course of the past 6 months, there has been little change to the industry composition of the portfolio.

■	In terms of portfolio credit quality as of June 30, 2014, the Fund had the following credit quality breakdown excluding cash and accrued income: 17.1% in Ba assets, 48.0% in single-B credits and a small exposure to Caa and below at 8.1%. Approximately 25.9% of the Fund’s assets are not publicly rated, primarily consisting of European issuers that we believe have a similar ratings profile as other assets in the portfolio. Baa assets accounted for the remaining 0.9% of the portfolio assets.[3]

■	The Top 5 countries in the portfolio has stayed relatively consistent and as of the fiscal year end is currently represented by the U.S. (57.0%), the U.K. (18.1%), Germany (5.8%), France (5.5%) and Canada (3.2%). Overall, the Fund has exposure to 16 different countries and supports our focus on building a well-diversified portfolio of global floating rate securities.

Describe market and portfolio outlook.

■	As we enter into the second half of 2014, the global senior secured loan market continues to benefit from accommodative global central bank policies, strong corporate fundamentals, and record Collateralized Loan Obligation (“CLO”) issuance meaning the technical picture remains strong.

■	Senior secured loan spreads in the U.S. and Europe contracted since the beginning of 2014 as demand has outweighed supply. Given the spread compression, we plan to focus on the primary market and select secondary market opportunities over the coming months as spreads across the Atlantic have aligned.

■	Furthermore, high yield corporate credit fundamentals should remain favorable, in our opinion, as we believe the current low default environment will continue resulting in attractive risk-adjusted performance for the asset class.

3.	Ratings shown are the highest rating given by one of the following national rating agencies: S&P or Moody’s. Additional information about ratings can be found at www.moodys.com and www.standardandpoors.com. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated Not Publicly Rated are not rated by these national rating agencies.

Babson Global Floating Rate Fund 2014 Annual Report

PORTFOLIO COMPOSITION (% OF ASSETS*)

*	The percentages shown above represent a percentage of the assets as of June 30, 2014.

COUNTRY COMPOSITION (% OF ASSETS**)

*	Percentage of assets are expressed by market value excluding cash and accrued income, and may vary over time. The percentages shown above represent a percentage of the assets as of June 30, 2014.

Babson Global Credit Income Opportunities Fund 2014 Annual Report

Investment Objective

The investment objective of the Babson Global Credit Income Opportunities Fund (“Global Credit Income Opportunities Fund” or the “Fund”) is to seek an absolute return, primarily through current income and secondarily through capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

■	The Fund reported a net total rate of return year-to-date through June 30, 2014 of +4.16% and outperformed the 3 Month USD LIBOR + 500 basis points[1] Benchmark which returned +2.62%. In addition, the Fund returned +7.59% on a net basis since the Fund’s inception date of September 16, 2013 and outperformed the Benchmark which returned +4.20%.[2]

What factors influenced performance of the Fund?

■	U.S. senior secured loan spreads started the year tighter than in Europe therefore driving more price appreciation in European senior secured loans and contributing to Fund performance. U.S. high yield bonds, on the other hand, experienced more spread compression and capital appreciation than European high yield bonds since the beginning of 2014. Ultimately, good credit selection within each subset of the global high yield market helped influence Fund performance.

■	Generally, the U.S. senior secured loan market could be described as a par market (or coupon clipping market) since inception and the Fund focused on investments in the primary market, which typically allocated below par and subsequently gained 50 to 100 basis points[2] post allocation. Within the European senior secured loan market, several investments in this region were purchased at a discount and helped drive Fund performance through capital appreciation.

■	With investors continuing to seek yield in this low interest rate environment, global high yield bond yields compressed significantly since the beginning of 2014, which led U.S. and European bonds to rally considerably. The Fund experienced a boost from its exposure to global high yield bonds relative to the performance of the global senior secured loans.

■	The Fund’s Collateralized Loan Obligation (“CLO”) holdings and special situation credits have had little influence on performance thus far; however, we believe these assets have some of the best yield potential and will contribute to the Fund’s performance in the future.

Describe recent portfolio activity.

■	The Fund has increased in size since the September 16, 2013 launch to a NAV of $63,825,458 as of June 30, 2014 and the portfolio managers have prudently been putting capital to work. The number of holdings in the portfolio has increased moderately while keeping our positioning across geographies fairly consistent and still building concentrated positions in high conviction credits.

■	Given the rally in high yield spreads and lower government yields year-to-date, the Fund recently reduced the fixed rate debt allocation and increased exposure to floating rate assets.

1.	A unit that is equal to 1/100th of 1% or 0.01%.

2.	Total return describes the return to an investor based on the Class Y net expense ratio and includes the reinvestment of dividends and capital gains. Performance results reflect past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. The net asset value (NAV) will fluctuate with market conditions. All returns 1-year or less are cumulative. The 3 Month USD LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market. The return shown includes 3 Month USD LIBOR plus 500 bps, or 5% per annum. LIBOR is unmanaged. It is not possible to invest directly in LIBOR. No assurance can be given that the Fund’s performance will exceed that of LIBOR by any given increment, or at all.

Babson Global Credit Income Opportunities Fund 2014 Annual Report

■	In June, the Fund purchased a €18.5 million notional Put Option[3] on the iTraxx CrossOver with an expiration date of December 2014. The Put Option can provide protection should spreads widen significantly in the near-term.

Describe portfolio positioning at period end.

■	The Fund finished the fiscal year-end with an allocation of 48.4%, 32.1%, and 13.4% to global high yield bonds, senior secured loans and CLOs, respectively. The remaining balance of the portfolio was invested in a few opportunistic special situation credits (0.4%) as well as one derivative (0.1%), a Put Option on the iTraxx Crossover. At this point in time, we continue to believe that global high yield bonds are more attractive than global senior secured loans from a relative value perspective. Additionally, a significant portion of the portfolio (53.4%) is senior secured in nature and can potentially mitigate principal loss in the event that default rates increase.

■	From an industry perspective, the Fund remains well-diversified across a number of sectors based on Moody’s Industry Classification, with higher concentrations in CLOs (13.4%), Oil and Gas (11.1%), and Healthcare, Education and Childcare (6.0%) as of fiscal year-end. Over the course of the past six months, the industry composition has remained relatively the same except for the build-out of its CLO position and a moderate increase in exposure to Oil and Gas companies.

■	In terms of portfolio credit quality as of June 30, 2014, the Fund had the following credit quality breakdown excluding cash and accrued income: 12.5% in Ba assets, 51.9% in single-B credits and a modest exposure to Caa and below at 15.3%. Approximately 18.9% of the Fund’s assets are not publicly rated, primarily consisting of European issuers that we believe have a similar ratings profile as other assets in the portfolio. Baa and above assets accounted for the remaining 1.4% of the portfolio assets.[4]

■	The Top 5 countries in the portfolio has stayed relatively consistent and as of the fiscal year end is currently represented by the U.S. (42.2%), the U.K. (17.0%), Cayman Islands (13.6%), Germany (7.2%) and the Netherlands (4.7%). The Cayman Island exposure related to the Fund’s CLO holdings are predominantly invested in U.S. senior secured loans. Overall, the Fund has exposure to 19 different countries and supports our focus on building a well-diversified portfolio of global high yield securities.

Describe market and portfolio outlook.

■	As we enter into the second half of 2014, both the global high yield and loan markets continue to benefit from accommodative global central bank policies and record CLO issuance meaning the technical picture remains strong.

■	Furthermore, we believe the current low default rates will continue below their historical averages for the foreseeable future, as corporate fundamentals continue to remain strong.

■	Performance for these markets has remained positive for each month since the beginning of 2014, and we believe the overall market technicals will remain strong, which should lead to continued attractive opportunities for the Fund across the U.S. and European markets and across the capital structures of high yield issuers.

3.	An option contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying security at a specified price within a specified time.

4.	Ratings shown are the highest rating given by one of the following national rating agencies: S&P or Moody’s. Additional information about ratings can be found at www.moodys.com and www.standardandpoors.com. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated Not Publicly Rated are not rated by these national rating agencies.

Babson Global Credit Income Opportunities Fund 2014 Annual Report

PORTFOLIO COMPOSITION (% OF ASSETS*)

*	The percentages shown above represent a percentage of the assets as of June 30, 2014.

COUNTRY COMPOSITION (% OF ASSETS**)

**	Percentage of assets are expressed by market value excluding cash and accrued income, and may vary over time. The percentages shown above represent a percentage of the assets as of June 30, 2014.

Babson Capital Funds Trust 2014 Annual Report

SHAREHOLDER EXPENSES (UNAUDITED)

As a shareholder of Babson Global Floating Rate Fund or Babson Global Credit Income Opportunities Fund, you incur ongoing expenses, such as management fees, shareholder service fees, distribution fees and other fund expenses. The following table is intended to help you understand your ongoing expenses (in dollars and cents) of investing in the Funds and to compare these expenses with the ongoing expenses of investing in other funds.

The table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2014 to June 30, 2014.

Actual Expenses

The first line in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Fund under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about the hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Babson Global Floating Rate Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.05%	$1,000.00	$1,021.80	$1,010.90	$5.26
Hypothetical	1.05%	1,000.00	1,019.60	1,009.80	5.26

Class C
Actual	1.80%	1,000.00	1,018.30	1,009.15	9.01
Hypothetical	1.80%	1,000.00	1,015.90	1,007.95	9.00

Class I
Actual	0.75%	1,000.00	1,024.00	1,012.00	3.76
Hypothetical	0.75%	1,000.00	1,021.10	1,010.55	3.76

Class Y
Actual	0.75%	1,000.00	1,024.00	1,012.00	3.76
Hypothetical	0.75%	1,000.00	1,021.10	1,010.55	3.76

*	For each Class of the Fund, net expenses are equal to the annualized expense ratio for such class multiplied by the average account value over the period, multiplied by 181/365.

Babson Capital Funds Trust 2014 Annual Report

SHAREHOLDER EXPENSES (UNAUDITED) (CONTINUED)

Babson Global Credit Income Opportunities Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.20%	$1,000.00	$1,038.70	$1,019.35	$6.07
Hypothetical	1.20%	1,000.00	1,018.80	1,009.40	6.01

Class C
Actual	1.95%	1,000.00	1,036.40	1,018.20	9.85
Hypothetical	1.95%	1,000.00	1,015.10	1,007.55	9.74

Class I
Actual	0.95%	1,000.00	1,041.60	1,020.80	4.81
Hypothetical	0.95%	1,000.00	1,020.10	1,010.05	4.76

Class Y
Actual	0.95%	1,000.00	1,041.60	1,020.80	4.81
Hypothetical	0.95%	1,000.00	1,020.10	1,010.05	4.76

*	For each Class of the Fund, net expenses are equal to the annualized expense ratio for such class multiplied by the average account value over the period, multiplied by 181/365.

Babson Capital Funds Trust 2014 Annual Report

FINANCIAL REPORT

Babson Capital Funds Trust 2014 Annual Report

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2014

	BABSON GLOBAL FLOATING RATE FUND	BABSON GLOBAL CREDIT INCOME OPPORTUNITIES FUND

Assets
Investments, at fair value (cost $125,431,812 and $67,231,965, respectively)	$126,431,978	$68,637,367
Foreign currency, at value (cost $5,919,101 and $676,538, respectively)	5,976,757	678,950
Receivable for investments sold	1,362,720	1,023,124
Receivable for Fund shares sold	127,970	83,717
Interest receivable	523,010	707,511
Receivable from adviser (see Note 3)	107,793	67,755
Foreign tax reclaims receivable	—	434
Unrealized appreciation on forward foreign currency exchange contracts	15,454	13,677
Prepaid expenses	29,880	25,136

Total assets	134,575,562	71,237,671

Liabilities
Payable for investments purchased	18,241,432	6,772,251
Investments purchased on a when-issued basis	1,166,405	274,531
Investment advisery fee payable (see Note 3)	59,724	36,344
Distribution fees payable	4,224	1,070
Unrealized depreciation on forward foreign currency exchange contracts	349,623	230,142
Accrued expenses and other liabilities	122,712	97,875

Total liabilities	19,944,120	7,412,213

Total net assets	$114,631,442	$63,825,458

Composition of net assets
Shares of beneficial interest outstanding (par value $0.00001 per share), unlimited number of shares authorized	$112	$61
Additional paid-in capital	113,581,148	61,576,005
Undistributed net investment income	334,169	216,465
Accumulated net realized gain (loss)	(22)	850,470
Net unrealized appreciation	716,035	1,182,457

Total net assets	$114,631,442	$63,825,458

Class A
Net assets applicable to outstanding shares	$12,464,353	$2,590,562

Shares of beneficial interest outstanding	1,222,232	247,784

Net asset value per share outstanding	$10.20	$10.45

Maximum offering price per share outstanding (Net asset value plus sales charge of 3.00% and 3.75%, respectively)	$10.52	$10.86

Class C
Net assets applicable to outstanding shares	$2,396,150	$944,197

Shares of beneficial interest outstanding	235,796	90,376

Net asset value per share outstanding	$10.16	$10.45

Class I
Net assets applicable to outstanding shares	$32,771,965	$26,405,814

Shares of beneficial interest outstanding	3,209,873	2,525,277

Net asset value per share outstanding	$10.21	$10.46

Class Y
Net assets applicable to outstanding shares	$66,998,974	$33,884,885

Shares of beneficial interest outstanding	6,563,103	3,240,351

Net asset value per share outstanding	$10.21	$10.46

See accompanying Notes to Financial Statements

Babson Capital Funds Trust 2014 Annual Report

STATEMENTS OF OPERATIONS

Period from September 16, 2013 through June 30, 2014*

	BABSON GLOBAL FLOATING RATE FUND	BABSON GLOBAL CREDIT INCOME OPPORTUNITIES FUND

Investment Income
Interest income	$2,616,825	$2,454,035
Other income	42,902	43,535

Total investment income	2,659,727	2,497,570

Operating Expenses
Advisory fees	381,129	313,137
12b-1 distribution and servicing plan
Class A	8,248	2,121
Class C	6,648	2,120
Professional fees	124,591	124,591
Administrator fees	125,045	96,433
Custody fees	104,608	83,364
Directors’ fees	60,977	57,199
Transfer agent fees	69,312	64,418
Printing and mailing expenses	15,000	15,000
Registration fees	15,938	9,243
Other operating expenses	30,833	36,733

Total operating expenses	942,329	804,359
Reimbursement of expenses
Class A	(40,403)	(23,291)
Class C	(21,097)	(18,118)
Class I	(186,577)	(177,924)
Class Y	(237,608)	(184,145)

Net operating expenses	456,644	400,881

Net investment income	2,203,083	2,096,689

Realized and Unrealized Gains (Losses) on Investments
Net realized gain on investments	451,960	1,157,172
Net realized loss on forward foreign currency exchange contracts	(365,754)	(456,467)
Net realized loss on foreign currency and translation	(225,876)	(158,863)

Net realized gain (loss)	(139,670)	541,842

Net change in unrealized appreciation on investments	1,000,166	1,405,402
Net change in unrealized depreciation on forward foreign currency exchange contracts	(334,169)	(216,465)
Net change in unrealized appreciation (depreciation) on foreign currency and translation	50,038	(6,480)

Net change in unrealized appreciation	716,035	1,182,457

Net realized and unrealized gains on investments	576,365	1,724,299

Net increase in net assets resulting from operations	$2,779,448	$3,820,988

*	Funds commenced operations on September 16, 2013.

See accompanying Notes to Financial Statements

Babson Capital Funds Trust 2014 Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

	BABSON GLOBAL FLOATING RATE FUND	BABSON GLOBAL CREDIT INCOME OPPORTUNITIES FUND
	PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (1)	PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (1)

Operations
Net investment income	$2,203,083	$2,096,689
Net realized gain (loss) on investments	(139,670)	541,842
Net change in unrealized appreciation on investments	716,035	1,182,457

Net increase in net assets resulting from operations	2,779,448	3,820,988

Dividends to Common Shareholders
Net investment income
Class A	(140,982)	(36,805)

Class C	(26,146)	(10,571)

Class I	(610,026)	(734,939)

Class Y	(1,014,718)	(790,102)

Total dividends to common shareholders	(1,791,872)	(1,572,417)

Capital Share Transactions
Net proceeds from sale of shares	114,172,093	60,160,874
Net Asset Value of shares issued to shareholders in payment of distributions declared	1,770,684	1,559,384
Cost of shares redeemed	(2,298,911)	(143,371)

Net increase in net assets resulting from capital stock transactions	113,643,866	61,576,887

Total increase in net assets	114,631,442	63,825,458

Net Assets
Beginning of period	–	–

End of period (includes undistributed net investment income of $334,169 and $216,465, respectively)	$114,631,442	$63,825,458

(1)	Fund commenced operations on September 16, 2013.

See accompanying Notes to Financial Statements

Babson Global Floating Rate Fund 2014 Annual Report

FINANCIAL HIGHLIGHTS

CLASS A
PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (1)

Per Common Share Data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (2)	0.30
Net realized and unrealized gain on investments	0.08

Total increase from investment operations	0.38

Less dividends and distributions:
From net investment income	(0.18)

Net asset value, at end of period	$10.20

Total investment return (3)(4)	3.81%

Supplemental Data and Ratios
Net assets, end of period (000’s)	$12,464
Ratio of total expenses (before reductions and reimbursements) to average net assets (5)(6)	2.27%
Ratio of net expenses to average net assets (5)	1.05%
Ratio of net investment income to average net assets (5)	3.76%
Portfolio turnover rate (4)	49.51%

(1)	Fund commenced operations on September 16, 2013.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.05% as a percentage of average daily net assets.

See accompanying Notes to Financial Statements

Babson Global Floating Rate Fund 2014 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

CLASS C
PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (1)

Per Common Share Data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (2)	0.24
Net realized and unrealized gain on investments	0.07

Total increase from investment operations	0.31

Less dividends and distributions:
From net investment income	(0.15)

Net asset value, at end of period	$10.16

Total investment return (3)(4)	3.15%

Supplemental Data and Ratios
Net assets, end of period (000’s)	$2,396
Ratio of total expenses (before reductions and reimbursements) to average net assets (5)(6)	4.97%
Ratio of net expenses to average net assets (5)	1.80%
Ratio of net investment income to average net assets (5)	3.07%
Portfolio turnover rate (4)	49.51%

(1)	Fund commenced operations on September 16, 2013.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.80% as a percentage of average daily net assets.

See accompanying Notes to Financial Statements

Babson Global Floating Rate Fund 2014 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

CLASS I
PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (1)

Per Common Share Data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (2)	0.30
Net realized and unrealized gain on investments	0.10

Total increase from investment operations	0.40

Less dividends and distributions:
From net investment income	(0.19)

Net asset value, at end of period	$10.21

Total investment return (3)(4)	4.04%

Supplemental Data and Ratios
Net assets, end of period (000’s)	$32,772
Ratio of total expenses (before reductions and reimbursements) to average net assets (5)(6)	1.52%
Ratio of net expenses to average net assets (5)	0.75%
Ratio of net investment income to average net assets (5)	3.72%
Portfolio turnover rate (4)	49.51%

(1)	Fund commenced operations on September 16, 2013.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .75% as a percentage of average daily net assets.

See accompanying Notes to Financial Statements

Babson Global Floating Rate Fund 2014 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

CLASS Y
PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (1)

Per Common Share Data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (2)	0.30
Net realized and unrealized gain on investments	0.10

Total increase from investment operations	0.40

Less dividends and distributions:
From net investment income	(0.19)

Net asset value, at end of period	$10.21

Total investment return (3)(4)	4.04%

Supplemental Data and Ratios
Net assets, end of period (000’s)	$66,999
Ratio of total expenses (before reductions and reimbursements) to average net assets (5)(6)	1.53%
Ratio of net expenses to average net assets (5)	0.75%
Ratio of net investment income to average net assets (5)	3.80%
Portfolio turnover rate (4)	49.51%

(1)	Fund commenced operations on September 16, 2013.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .75% as a percentage of average daily net assets.

See accompanying Notes to Financial Statements

Babson Global Credit Income Opportunities Fund 2014 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

CLASS A
PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (1)

Per Common Share Data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (2)	0.40
Net realized and unrealized gain on investments	0.33

Total increase from investment operations	0.73

Less dividends and distributions:
From net investment income	(0.28)

Net asset value, at end of period	$10.45

Total investment return (3)(4)	7.30%

Supplemental Data and Ratios
Net assets, end of period (000’s)	$2,591
Ratio of total expenses (before reductions and reimbursements) to average net assets (5)(6)	3.95%
Ratio of net expenses to average net assets (5)	1.20%
Ratio of net investment income to average net assets (5)	4.88%
Portfolio turnover rate (4)	99.72%

(1)	Fund commenced operations on September 16, 2013.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.20% as a percentage of average daily net assets.

See accompanying Notes to Financial Statements

Babson Global Credit Income Opportunities Fund 2014 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

CLASS C
PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (1)

Per Common Share Data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (2)	0.35
Net realized and unrealized gain on investments	0.32

Total increase from investment operations	0.67

Less dividends and distributions:
From net investment income	(0.22)

Net asset value, at end of period	$10.45

Total investment return (3)(4)	6.75%

Supplemental Data and Ratios
Net assets, end of period (000’s)	$944
Ratio of total expenses (before reductions and reimbursements) to average net assets (5)(6)	10.50%
Ratio of net expenses to average net assets (5)	1.95%
Ratio of net investment income to average net assets (5)	4.39%
Portfolio turnover rate (4)	99.72%

(1)	Fund commenced operations on September 16, 2013.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.95% as a percentage of average daily net assets.

See accompanying Notes to Financial Statements

Babson Global Credit Income Opportunities Fund 2014 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

CLASS I
PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (1)

Per Common Share Data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (2)	0.41
Net realized and unrealized gain on investments	0.35

Total increase from investment operations	0.76

Less dividends and distributions:
From net investment income	(0.30)

Net asset value, at end of period	$10.46

Total investment return (3)(4)	7.59%

Supplemental Data and Ratios
Net assets, end of period (000’s)	$26,406
Ratio of total expenses (before reductions and reimbursements) to average net assets (5)(6)	1.83%
Ratio of net expenses to average net assets (5)	0.95%
Ratio of net investment income to average net assets (5)	5.02%
Portfolio turnover rate (4)	99.72%

(1)	Fund commenced operations on September 16, 2013.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .95% as a percentage of average daily net assets.

See accompanying Notes to Financial Statements

Babson Global Credit Income Opportunities Fund 2014 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

CLASS Y
PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (1)

Per Common Share Data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (2)	0.41
Net realized and unrealized gain on investments	0.35

Total increase from investment operations	0.76

Less dividends and distributions:
From net investment income	(0.30)

Net asset value, at end of period	$10.46

Total investment return (3)(4)	7.59%

Supplemental Data and Ratios
Net assets, end of period (000’s)	$33,885
Ratio of total expenses (before reductions and reimbursements) to average net assets (5)(6)	1.84%
Ratio of net expenses to average net assets (5)	0.95%
Ratio of net investment income to average net assets (5)	5.04%
Portfolio turnover rate (4)	99.72%

(1)	Fund commenced operations on September 16, 2013.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .95% as a percentage of average daily net assets.

See accompanying Notes to Financial Statements

Babson Global Floating Rate Fund 2014 Annual Report

SCHEDULE OF INVESTMENTS

June 30, 2014

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 98.3%*:

Bank Loans — 85.7%*§:

Aerospace and Defense — 1.1%*:
DAE Aviation Holdings, Inc.	7.75%	8/5/2019	142,982	$141,651	$145,127
TransDigm Group, Inc.	3.75	2/28/2020	496,222	494,010	494,361
TransDigm Group, Inc.	3.75	6/4/2021	660,582	657,507	657,279

Total Aerospace and Defense			1,299,786	1,293,168	1,296,767

Automobile — 0.5%*:
Cooper Standard Automotive, Inc.	4.00	4/4/2021	54,474	54,209	54,383
Gates Global, Inc.	4.25	7/5/2021	500,000	494,618	498,205

Total Automobile			554,474	548,827	552,588

Beverage, Food and Tobacco — 2.4%*:
Acosta, Inc.	4.25	3/2/2018	461,349	463,030	463,195
CEC Entertainment Concepts LP	4.25	2/14/2021	751,156	747,461	745,522
Del Monte Foods, Inc.	4.25	2/18/2021	249,375	248,190	247,869
Del Monte Foods, Inc.	8.25	8/18/2021	156,342	154,847	153,215
Deoleo S.A.+	4.50	5/12/2021	500,000	676,526	679,090
JBS USA Holdings, Inc.	3.75	9/18/2020	496,250	497,382	493,977

Total Beverage, Food and Tobacco			2,614,472	2,787,436	2,782,868

Broadcasting and Entertainment — 6.8%*:
All3Media International+	5.25	6/30/2021	500,000	833,489	851,421
All3Media International+	8.25	6/30/2022	500,000	670,554	681,227
Charter Communications Operating LLC	3.00	1/3/2021	497,487	496,312	489,612
Cumulus Media Holdings, Inc.	4.25	12/23/2020	369,318	365,885	370,241
Learfield Communications, Inc.	4.50	10/9/2020	417,500	416,996	420,631
Learfield Communications, Inc.	8.75	10/8/2021	1,000,000	1,021,347	1,017,500
Telecommunications Management LLC	4.75	4/30/2020	69,992	69,992	70,429
Tyrol Acquisitions 2 SAS+	3.23	1/29/2016	2,158,726	2,847,990	2,849,324
Univision Communications, Inc.	4.00	3/2/2020	993,725	991,991	993,039

Total Broadcasting and Entertainment			6,506,748	7,714,556	7,743,424

Buildings and Real Estate — 1.5%*:
Alstom Auxiliary Components+	5.50	6/15/2021	297,257	294,285	294,657
Autobahn Tank & Rast GmbH+	3.73	12/4/2018	250,000	336,546	341,801
Autobahn Tank & Rast GmbH+	3.98	12/10/2019	200,000	271,730	274,279
Interline Brands, Inc.	4.00	3/17/2021	86,077	85,870	85,790
Quikrete Holdings, Inc.	4.00	9/28/2020	693,254	690,186	693,469

Total Buildings and Real Estate			1,526,588	1,678,617	1,689,996

Cargo Transport — 0.7%*:
Direct ChassisLink, Inc.¤	8.25	10/31/2019	497,619	490,872	497,619
Mirror Bidco Corp.	4.25	12/28/2019	62,865	62,570	62,786
Swift Transportation Co. LLC	3.75	6/9/2021	230,453	229,879	230,453

Total Cargo Transport			790,937	783,321	790,858

See accompanying Notes to Financial Statements

Babson Global Floating Rate Fund 2014 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2014

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Chemicals, Plastics and Rubber — 3.3%*:
Chromaflo Technologies Corp.	4.50%	12/2/2019	623,274	$624,318	$624,832
Colouroz Investment 1 GmbH+	4.75	5/2/2021	414,958	410,809	415,867
Colouroz Investment 1 GmbH+	4.75	5/3/2021	231,534	229,219	232,042
Flint Group SA+	5.48	12/30/2016	217,710	216,406	217,710
Flint Group SA+	5.48	12/31/2016	782,290	777,603	782,290
Univar, Inc.	5.00	6/30/2017	994,854	993,091	998,585
Vantage Specialties, Inc.	5.00	2/10/2019	496,207	495,130	497,447

Total Chemicals, Plastics and Rubber			3,760,827	3,746,576	3,768,773

Containers, Packaging and Glass — 4.3%*:
Ardagh Holdings USA, Inc.	4.25	12/17/2019	73,649	73,311	73,864
Chesapeake Corp.	4.25	9/30/2020	1,149,753	1,149,283	1,149,397
Chesapeake Corp.+	6.00	9/30/2020	496,250	790,907	855,473
Consolidated Container Co. LLC	7.75	1/3/2020	188,280	184,516	185,456
Coveris	5.25	5/8/2019	386,702	384,974	392,503
Coveris	5.75	5/8/2019	497,500	683,476	686,622
Libbey Glass, Inc.	3.75	4/9/2021	877,465	875,292	876,368
Mauser Industrieverpackungen GmbH+	3.98	6/25/2021	500,000	679,013	685,937
Mauser Industrieverpackungen GmbH+	4.25	6/4/2021	65,411	65,084	65,411

Total Containers, Packaging and Glass			4,235,010	4,885,856	4,971,031

Diversified/Conglomerate Manufacturing — 1.9%*:
Applied Systems, Inc.	4.25	1/25/2021	67,486	67,327	67,644
Filtration Group Corp.	4.50	11/21/2020	365,125	363,444	367,499
Information Resources, Inc.	4.75	9/30/2020	158,242	157,529	159,230
Marine Acquisition Corp.	5.25	1/30/2021	110,111	109,591	111,075
Quality Home Brands Holdings LLC	7.75	5/25/2018	262,354	260,007	264,322
Rexnord LLC	4.00	8/21/2020	924,052	918,995	922,666
STS Operating, Inc.	4.75	2/19/2021	316,100	316,430	317,285

Total Diversified/Conglomerate Manufacturing			2,203,470	2,193,323	2,209,721

Diversified/Conglomerate Service — 8.3%*:
Aquilex Holdings LLC	5.00	12/31/2020	199,142	198,675	198,146
Atrium Innovations, Inc.+	4.25	2/15/2021	836,120	834,565	828,453
Atrium Innovations, Inc.+	7.75	8/13/2021	598,409	608,418	597,661
Bauer Performance Sports Ltd.	4.50	4/15/2021	92,906	92,453	92,965
Brickman Group Ltd. LLC	7.50	12/17/2021	82,405	82,016	83,710
EIG Investors Corp.	5.00	11/9/2019	598,517	600,947	598,517
Garda World Security Corp.+	4.00	11/6/2020	173,489	172,698	173,199
Go Daddy Operating Company LLC	4.75	5/13/2021	368,625	366,766	366,436
Internet Brands, Inc.	5.25	7/8/2021	151,623	150,106	151,074
Internet Brands, Inc.	8.50	6/27/2022	400,000	396,000	397,752
MPH Acquisition Holdings LLC	4.00	3/31/2021	866,761	864,634	863,900
Northgate Information Solutions Ltd.+	4.23	3/7/2018	502,514	671,579	633,045
Northgate Information Solutions Ltd.+	4.73	3/6/2018	501,257	669,831	631,462

See accompanying Notes to Financial Statements

Babson Global Floating Rate Fund 2014 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2014

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Diversified/Conglomerate Service (Continued)
Power Team Services LLC	8.25%	11/6/2020	500,000	$495,410	$487,500
Protection One, Inc.	4.25	3/21/2019	356,917	355,948	356,917
RP Crown Parent LLC	6.00	12/21/2018	553,768	555,964	553,535
RP Crown Parent LLC	11.25	12/20/2019	678,571	693,001	683,661
Sabre, Inc.	4.50	2/19/2019	496,250	496,250	497,491
SkillSoft Corp.	4.50	4/28/2021	449,713	447,514	449,434
Triple Point Technology, Inc.	5.25	7/10/2020	422,272	386,066	376,527
Triple Point Technology, Inc.††	9.25	7/9/2021	182,877	169,238	161,389
Vantiv LLC	3.75	5/12/2021	206,042	205,014	207,072
Vogue International, Inc.	5.25	2/14/2020	145,111	143,735	145,565

Total Diversified/Conglomerate Service			9,363,289	9,656,828	9,535,411

Ecological — 2.9%*:
ADS Waste Holdings, Inc.	3.75	10/9/2019	724,939	724,016	720,988
Biffa Waste Services Ltd.+	5.23	1/30/2018	1,000,000	1,648,899	1,673,749
Emerald 3 Ltd.+	8.00	5/9/2022	390,426	386,522	388,962
Emerald US, Inc.+	5.00	5/9/2021	492,511	487,586	488,512

Total Ecological			2,607,876	3,247,023	3,272,211

Electronics — 2.6%*:
AI Avocado Holding B.V.+	4.98	11/17/2020	500,000	681,600	688,073
Avago Technologies Cayman Ltd.+	3.75	5/6/2021	556,041	553,316	557,582
Freescale Semiconductor, Inc.	4.25	2/28/2020	995,000	995,000	994,174
Kronos, Inc.	4.50	10/30/2019	198,839	197,496	200,231
Kronos, Inc.	9.75	4/30/2020	221,994	220,425	230,041
Magic Newco LLC+	5.00	12/12/2018	96,109	96,109	96,758
Presidio, Inc.	5.00	3/31/2017	137,011	136,377	137,525
Renaissance Learning, Inc.	4.50	4/9/2021	82,960	82,555	82,856

Total Electronics			2,787,954	2,962,878	2,987,240

Farming and Agriculture — 0.1%*:
Dole Food Co., Inc.	4.50	11/1/2018	150,524	149,867	150,649

Finance — 11.2%*:
AssuredPartners Capital, Inc.	4.50	3/31/2021	307,844	306,350	307,940
AssuredPartners Capital, Inc.	7.75	4/4/2022	136,864	135,530	136,864
Confie Seguros Holdings II Co.	5.75	11/9/2018	454,540	452,592	454,540
Confie Seguros Holdings II Co.	10.25	5/8/2019	297,015	297,015	298,687
Cunningham Lindsey US, Inc.	9.25	6/10/2020	748,546	750,381	748,082
Evertec Group LLC	3.50	4/17/2020	674,829	662,984	663,863
First Data Corp.	3.73	3/24/2017	500,000	500,000	499,585
First Data Corp.	4.23	3/24/2018	500,000	497,365	500,625
GENEX Services, Inc.	5.25	5/21/2021	184,978	184,063	185,903
GENEX Services, Inc.	8.75	5/20/2022	500,000	495,038	503,750
Intertrust Group Holding B.V.+	8.00	4/16/2022	192,451	191,039	193,092

See accompanying Notes to Financial Statements

Babson Global Floating Rate Fund 2014 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2014

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Finance (Continued)
Intertrust Group Holding B.V.+	8.00%	4/16/2022	500,000	$680,147	$690,470
Moneygram International, Inc.	4.25	3/27/2020	91,581	91,470	90,265
NAB Holdings LLC	4.75	5/31/2021	112,774	111,938	113,056
National Financial Partners Corp.	5.25	7/1/2020	132,862	132,862	133,459
Nets Holding A/S+	3.73	5/14/2021	500,000	680,953	685,616
Nuveen Investments, Inc.	4.23	5/15/2017	500,000	496,010	500,625
Nuveen Investments, Inc.	6.50	2/28/2019	500,000	491,217	504,195
P2 Newco Acquisition, Inc.	5.50	10/22/2020	450,133	446,055	450,696
P2 Newco Acquisition, Inc.	9.50	10/22/2021	500,000	495,411	500,000
SAM Finance Lux Sarl+	4.25	12/17/2020	497,500	495,184	499,057
SAM Finance Lux Sarl+	5.00	12/17/2020	497,500	802,726	851,421
Sedgwick, Inc.	3.75	3/1/2021	498,750	497,560	490,645
Sedgwick, Inc.	6.75	2/28/2022	561,418	560,723	559,874
Ship US Bidco, Inc.+	4.50	11/30/2019	374,888	371,494	376,200
TransUnion LLC	4.00	4/9/2021	498,750	497,540	498,571
VFH Parent LLC	5.75	11/6/2019	1,173,504	1,165,563	1,164,702
Wall Street Systems Delaware, Inc.	4.50	4/30/2021	296,789	295,250	296,976

Total Finance			12,183,516	12,784,460	12,898,759

Healthcare, Education and Childcare — 10.2%*:
Accellent, Inc.	4.50	3/12/2021	948,602	946,109	944,457
Aenova Holding GmbH+	5.23	9/27/2019	600,000	799,020	822,098
Britax US Holdings, Inc.	4.50	10/15/2020	437,432	435,454	414,104
CareCore National LLC	5.50	3/5/2021	376,852	378,812	379,916
CEVA Sante Animale+	4.50	3/31/2021	700,000	960,478	964,501
Community Health Systems, Inc.	4.25	1/27/2021	336,869	335,276	338,668
Drumm Investors LLC	6.75	5/4/2018	894,523	886,113	896,204
Envision Healthcare Corp.	4.00	5/25/2018	494,895	494,895	495,761
Heartland Dental Care, Inc.	5.50	12/21/2018	390,041	388,304	391,016
Kindred Healthcare, Inc.	4.00	4/9/2021	206,613	206,112	206,700
Ortho-Clinical Diagnostics, Inc.	4.75	6/30/2021	554,399	548,857	558,629
PharMedium Healthcare Corp.	4.25	1/28/2021	99,862	99,391	99,529
PharMedium Healthcare Corp.	7.75	1/28/2022	93,590	93,145	94,643
Phibro Animal Health Corp.	4.00	4/16/2021	178,608	178,172	178,533
PRA Holdings, Inc.	4.50	9/23/2020	859,697	852,012	854,505
RadNet Management, Inc.	4.25	10/10/2018	122,417	121,984	123,182
Radnet Management, Inc.	8.00	3/25/2021	71,927	71,235	72,107
Rodenstock GmbH+	4.73	5/31/2019	500,000	664,736	678,659
Synarc-Biocore Holdings LLC	5.50	3/5/2021	498,750	493,957	497,503
Synarc-Biocore Holdings LLC	9.25	3/4/2022	500,000	495,170	495,000
TriZetto Group, Inc. (The)	4.75	5/2/2018	840,904	794,770	843,006
Tunstall Group Holdings Ltd.+	5.23	10/16/2020	500,000	792,213	690,173
Vitalia Holdco Sarl+	5.23	7/27/2018	500,000	666,900	692,353

Total Healthcare, Education and Childcare			10,705,981	11,703,115	11,731,247

See accompanying Notes to Financial Statements

Babson Global Floating Rate Fund 2014 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2014

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Home and Office Furnishings, Housewares, and Durable Consumer Products — 0.5%*:
Leslie’s Poolmart, Inc.	4.25%	10/16/2019	545,493	$545,493	$545,493

Hotels, Motels, Inns and Gaming — 1.2%*:
Belmond Interfin Ltd.	4.00	3/21/2021	84,080	83,675	84,238
Gala Group Ltd.+	5.23	5/28/2018	500,000	833,659	860,946
La Quinta Intermediate Holdings LLC	4.00	4/14/2021	254,771	253,532	254,931
Marina District Finance Co., Inc.	6.75	8/15/2018	128,447	127,040	129,851

Total Hotels, Motels, Inns and Gaming			967,298	1,297,906	1,329,966

Insurance — 2.1%*:
AmWINS Group LLC	5.00	9/6/2019	152,921	152,579	153,048
Asurion LLC	5.00	5/24/2019	985,366	984,437	990,913
Asurion LLC	8.50	3/3/2021	52,738	51,981	54,663
Hub International Ltd.	4.25	10/2/2020	992,512	988,062	993,197
USI, Inc.	4.25	12/27/2019	239,559	237,217	239,710

Total Insurance			2,423,096	2,414,276	2,431,531

Leisure, Amusement, Entertainment — 0.2%*:
Jacobs Entertainment, Inc.	5.25	10/29/2018	58,415	58,416	58,707
Town Sports International, Inc.	4.50	11/16/2020	150,812	150,123	139,124

Total Leisure, Amusement, Entertainment			209,227	208,539	197,831

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 2.6%*:
Capital Safety North America Holdings, Inc.	4.00	3/29/2021	380,796	380,330	378,256
Capital Safety North America Holdings, Inc.	6.50	3/28/2022	251,661	251,353	252,396
Doncasters Finance US LLC+	4.50	4/9/2020	997,479	995,051	1,000,601
Doosan Infracore International, Inc.	4.50	5/28/2021	381,386	379,493	384,247
Husky Injection Molding Systems Ltd.+	4.25	6/30/2021	195,048	194,073	194,073
Husky Injection Molding Systems Ltd.+	7.25	6/30/2022	89,262	88,816	89,597
Intelligrated, Inc.	4.50	7/30/2018	120,803	120,538	120,954
Silver II US Holdings LLC	4.00	12/13/2019	481,231	481,231	479,686
TCH-2 Holding LLC	5.50	5/6/2021	109,237	108,161	109,237

Total Machinery Non-Agriculture, Non-Construction, Non-Electronic			3,006,903	2,999,046	3,009,047

Mining, Steel, Iron and Non-Precious Metals — 1.4%*:
Boomerang Tube LLC††	11.00	10/11/2017	256,140	250,878	230,526
H.C. Starck GmbH+	2.98	5/30/2016	500,000	679,250	683,651
Metal Services LLC	6.00	6/30/2017	106,352	106,352	107,017
Murray Energy Corp.	5.25	12/5/2019	396,707	394,907	401,169
TMS International Corp.	4.50	10/16/2020	215,639	214,667	216,584

Total Mining, Steel, Iron and Non-Precious Metals			1,474,838	1,646,054	1,638,947

See accompanying Notes to Financial Statements

Babson Global Floating Rate Fund 2014 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2014

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Oil and Gas — 6.2%*:
Alfred Fueling Systems, Inc.	5.00%	6/20/2021	74,200	$73,828	$74,261
Caelus Energy Alaska O3 LLC	8.75	4/2/2021	1,000,000	980,529	983,330
Chief Exploration & Development LLC	7.50	5/12/2021	1,000,000	990,126	1,020,000
Drillships Financing Holding, Inc.	6.00	3/31/2021	76,513	77,239	77,709
Energy Transfer Equity LP	3.25	12/2/2019	425,857	421,738	421,228
Equipower Resources Holdings LLC	4.25	12/31/2019	108,053	107,804	108,661
Fieldwood Energy LLC	8.38	9/30/2020	700,000	722,750	721,350
Floatel International Ltd.	6.00	5/2/2020	411,613	407,497	413,931
Quicksilver Resources, Inc.	7.00	6/21/2019	500,000	491,010	487,815
Sabine Oil & Gas LLC	8.75	12/31/2018	700,000	711,333	713,125
Seadrill Partners Finco LLC	4.00	2/21/2021	1,693,994	1,679,855	1,682,254
UTEX Industries, Inc.	5.00	5/22/2021	113,290	112,730	114,565
Western Refining, Inc.	4.25	11/12/2020	284,114	284,114	285,179

Total Oil and Gas			7,087,634	7,060,553	7,103,408

Personal, Food and Miscellaneous — 0.4%*:
Redtop Acquisitions Ltd.+	8.25	6/3/2021	158,365	156,532	162,720
Shearer’s Foods, Inc.	8.00	5/29/2022	300,000	297,000	302,250

Total Personal, Food and Miscellaneous			458,365	453,532	464,970

Printing and Publishing — 1.6%*:
Emap B2B+	5.13	10/31/2017	221,928	344,118	372,211
Emap B2B+	5.13	10/31/2017	334,745	456,809	453,782
EMI Music Publishing Ltd.	3.75	6/29/2018	268,107	268,107	267,571
Springer Science and Business Media GmbH+	5.00	8/14/2020	496,250	493,987	496,717
SuperMedia, Inc.	11.60	12/30/2016	290,075	227,045	244,823

Total Printing and Publishing			1,611,105	1,790,066	1,835,104

Retail Stores — 5.0%*:
Advantage Sales and Marketing, Inc.	4.25	12/17/2017	120,249	119,717	120,193
Alliance Boots Holdings Ltd.+	4.98	7/9/2018	277,971	382,914	381,946
Alliance Boots Holdings Ltd.+	4.98	7/9/2018	800,000	1,319,618	1,373,871
BJ’s Wholesale Club, Inc.	4.50	9/26/2019	135,661	135,053	135,732
FleetPride Corp.	5.25	11/19/2019	993,070	977,399	988,105
Hudson’s Bay Co.+	4.75	11/4/2020	735,668	728,971	744,599
J Crew Group, Inc.	4.00	3/5/2021	938,252	933,754	924,910
Michaels Stores, Inc.	4.00	1/28/2020	189,251	188,305	189,183
Smart and Final Stores LLC	4.75	11/15/2019	277,612	276,973	277,958
The Talbots, Inc.	4.75	3/19/2020	498,750	496,337	493,762
The Talbots, Inc.	8.25	3/19/2021	80,326	79,551	79,121

Total Retail Stores			5,046,810	5,638,592	5,709,380

See accompanying Notes to Financial Statements

Babson Global Floating Rate Fund 2014 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2014

	EFFECTIVE INTEREST RATE ‡		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Telecommunications — 6.1%*:
Altice Financing SA+	5.50%		7/15/2019	264,297	$266,866	$270,162
CDS Holdco III B.V.+	4.98		9/30/2020	500,000	672,427	688,080
Custom Sensors & Technologies, Inc.	4.50		5/30/2021	293,721	292,987	295,190
Eircom Finco Sarl+	4.73		9/30/2019	2,000,000	2,659,468	2,679,912
ION Trading Technologies Sarl+	3.73		6/10/2021	500,000	682,825	686,608
M/A-COM Technology Solutions Holdings, Inc.	4.50		5/7/2021	385,458	382,601	387,386
Numericable US LLC+	4.50		5/21/2020	669,198	662,608	673,066
Sungard Availability Services Capital, Inc.	6.00		3/31/2019	373,980	372,087	371,411
Virgin Media Investment Holdings Ltd.+	4.25		6/30/2023	500,000	828,489	858,823
Websense, Inc.	4.50		6/25/2020	93,209	92,984	93,442

Total Telecommunications				5,579,863	6,913,342	7,004,080

Utilities — 0.6%*:
Bayonne Energy Center LLC	5.00		6/30/2021	102,895	102,380	103,666
Calpine Construction Finance Co. LP	3.00		5/3/2020	497,487	496,293	487,951
Exgen Renewables I LLC	5.25		2/8/2021	63,104	62,806	63,972

Total Utilities				663,486	661,479	655,589

Total Bank Loans				90,365,570	97,764,729	98,306,889

Corporate Bonds — 12.6%*:

Automobile — 0.1%*:
Grupo Antolin Dutch B.V.+	4.75		4/1/2021	100,000	138,615	142,407

Beverage, Food and Tobacco — 0.3%*:
Albain Bidco Norway AS+	6.77	#	11/1/2020	1,000,000	166,716	163,030
Findus Bondco SA+	9.13		7/1/2018	100,000	140,918	148,911

Total Beverage, Food and Tobacco				1,100,000	307,634	311,941

Broadcasting and Entertainment — 0.1%*:
CET 21 Spol Sro+	9.00		11/1/2017	100,000	141,523	144,119

Buildings and Real Estate — 0.3%*:
Forestar USA Real Estate Group, Inc.^	8.50		6/1/2022	110,000	110,000	113,850
Paroc Group Oy+	5.59	#	5/15/2020	100,000	137,565	137,491
Paroc Group Oy+	6.25		5/15/2020	100,000	137,565	141,092

Total Buildings and Real Estate				310,000	385,130	392,433

Chemicals, Plastics and Rubber — 0.7%*:
Monitchem HoldCo 3 SA+	5.02	#	6/15/2021	100,000	136,455	137,964
Novacap International SAS+	5.34	#	5/1/2019	100,000	138,655	138,423
Pinnacle Operating Corp.^	9.00		11/15/2020	500,000	538,702	542,500

Total Chemicals, Plastics and Rubber				700,000	813,812	818,887

See accompanying Notes to Financial Statements

Babson Global Floating Rate Fund 2014 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2014

	EFFECTIVE INTEREST RATE ‡		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Containers, Packaging and Glass — 0.6%*:
Innovia Group Finance PLC+	5.24	%#	3/31/2020	500,000	$685,184	$690,127

Diversified/Conglomerate Manufacturing — 0.6%*:
Appvion, Inc.^	9.00		6/1/2020	460,000	469,002	457,700
Galapagos SA+	5.06	#	6/15/2021	200,000	272,630	276,599

Total Diversified/Conglomerate Manufacturing				660,000	741,632	734,299

Finance — 1.4%*:
Equiniti Newco 2 PLC+	6.31	#	12/15/2018	750,000	1,214,061	1,289,968
Galaxy Bidco Ltd.+	5.53	#	11/15/2019	100,000	160,933	172,509
Lowell Group Financing PLC+	5.88		4/1/2019	100,000	166,730	170,926

Total Finance				950,000	1,541,724	1,633,403

Grocery — 0.2%*:
Premier Foods Finance PLC+	5.56	#	3/15/2020	100,000	167,370	171,140

Healthcare, Education and Childcare — 0.7%*:
Care UK Health & Social Care PLC+	9.75		8/1/2017	100,000	164,597	179,911
Unilabs Subholding AB+	7.58	#	7/15/2018	400,000	551,332	557,250

Total Healthcare, Education and Childcare				500,000	715,929	737,161

Insurance — 1.1%*:
Hastings Insurance Group Finance PLC+	6.53	#	10/21/2019	150,000	237,714	257,993
Hastings Insurance Group Finance PLC+	8.00		10/21/2020	100,000	159,915	183,120
Towergate Finance PLC+	6.03	#	2/15/2018	500,000	796,762	833,238

Total Insurance				750,000	1,194,391	1,274,351

Leisure, Amusement, Entertainment — 2.2%*:
Allegiant Travel Co.	5.50		7/15/2019	265,000	265,000	269,306
Carlson Travel Holdings, Inc. PIK^†	7.50		8/15/2019	470,000	476,250	479,400
Travelex Financing PLC+	6.53	#	8/1/2018	700,000	1,120,228	1,209,960
Travelex Financing PLC+	8.00		8/1/2018	100,000	158,328	183,548
Vougeot Bidco PLC+	5.58	#	7/15/2020	250,000	338,510	345,748

Total Leisure, Amusement, Entertainment				1,785,000	2,358,316	2,487,962

Oil and Gas — 0.8%*:
Niska Gas Storage Canada ULC/Niska Gas Storage Canada Finance Corp.+^	6.50		4/1/2019	1,000,000	970,602	960,000

Personal, Food and Miscellaneous — 1.3%*:
Brakes Capital+	5.32	#	12/15/2018	100,000	136,645	137,012
Brakes Capital+	7.13		12/15/2018	300,000	517,117	525,023
Financiere Quick SAS+	5.08	#	4/15/2019	500,000	688,282	684,719

See accompanying Notes to Financial Statements

Babson Global Floating Rate Fund 2014 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2014

	EFFECTIVE INTEREST RATE ‡		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Personal, Food and Miscellaneous (Continued)
TeamSystem Holding SpA+	7.38%		5/15/2020	100,000	$132,471	$145,831

Total Personal, Food and Miscellaneous				1,000,000	1,474,515	1,492,585

Retail Stores — 1.3%*:
Brighthouse Group PLC+	7.88		5/15/2018	150,000	244,634	271,471
Guitar Center, Inc.^	6.50		4/15/2019	500,000	495,196	495,000
HSS Financing PLC+	6.75		8/1/2019	100,000	165,525	179,483
New Look Bondco I PLC+	8.75		5/14/2018	200,000	324,444	365,384
Takko Luxembourg 2 S.C.A.+	9.88		4/15/2019	100,000	131,818	131,466

Total Retail Stores				1,050,000	1,361,617	1,442,804

Telecommunications — 0.9%*:
Numericable Group SA+	5.38		5/15/2022	100,000	138,295	145,317
Numericable Group SA+	5.63		5/15/2024	100,000	138,165	146,344
Wind Acquisition Finance SA+†	4.00		7/15/2020	200,000	271,930	273,175
Wind Acquisition Finance SA+†	4.21	#	7/15/2020	300,000	407,895	413,830

Total Telecommunications				700,000	956,285	978,666

Total Corporate Bonds				11,305,000	13,954,279	14,412,285

Total Fixed Income				101,670,570	111,719,008	112,719,174

Short-Term Investment — 12.0%*:

Bank Deposit — 12.0%*:
State Street Bank & Trust Co. Euro Time Deposit	0.01		7/1/2014	13,712,804	13,712,804	13,712,804

Total Investments				115,383,374	125,431,812	126,431,978

Other assets and liabilities — (10.3%)*						(11,800,536)

Net Assets — 100.0%						$114,631,442

PIK Payment-in-kind

‡	The effective interest rates are based on settled commitment amount.
*	Calculated as a percentage of net assets applicable to common shareholders.
‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
+	Foreign security.

See accompanying Notes to Financial Statements

Babson Global Floating Rate Fund 2014 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2014

Distributions of investments by country of issue (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	57.1%
United Kingdom	17.9%
Germany	5.8%
France	5.6%
Canada	3.2%
Ireland	3.0%
Netherlands	2.0%
Spain	1.9%
Other (Individually less than 1%)	3.5%

Total	100.0%

^	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
§	Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for bank loans are the current interest rates at June 30, 2014. Bank loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.
¤	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 2).
††	Illiquid security.
#	Variable rate security. The interest rate shown is the rate in effect at June 30, 2014.
†	When-issued security.

A summary of outstanding financial instruments at June 30, 2014 is as follows:

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED DEPRECIATION
07/14/14	State Street Bank & Trust Co.	EUR	11,971,615	16,393,476	16,324,212	$(69,264)
07/14/14	State Street Bank & Trust Co.	GBP	9,141,761	15,643,745	15,363,386	(280,359)
07/14/14	State Street Bank & Trust Co.	NOK	1,036,797	168,954	174,003	5,049
07/14/14	State Street Bank & Trust Co.	SEK	10,166,122	1,521,302	1,531,707	10,405

Net unrealized depreciation on forward foreign exchange contracts to sell						$(334,169)

Currency Legend

EUR	–	Euro
GBP	–	British Pound Sterling
NOK	–	Norwegian Krona
SEK	–	Swedish Krona

See accompanying Notes to Financial Statements

Babson Global Credit Income Opportunities Fund 2014 Annual Report

SCHEDULE OF INVESTMENTS

June 30, 2014

	EFFECTIVE INTEREST RATE ‡		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 94.3%*:

Asset-Backed Securities — 13.4%*:

CDO/CLO — 13.4%*:
Apidos CLO XII^	5.13	%#	4/15/2025	500,000	$444,819	$434,249
Apidos CLO XV^	5.73	#	10/20/2025	500,000	460,521	447,585
Avery Point CLO Ltd. 2014-1 AE^	4.84	#	4/25/2026	500,000	459,740	449,515
BlueMountain CLO Ltd.^	Zero Coupon		4/30/2026	250,000	237,677	243,875
BlueMountain CLO Ltd.^	4.82	#	5/15/2025	1,100,000	998,250	1,001,560
Carlyle Global Market Strategies CLO 2013-4 Ltd.^	4.73	#	10/15/2025	500,000	460,677	448,253
Carlyle Global Market Strategies CLO 2013-4 Ltd.^	5.43	#	10/15/2025	500,000	452,646	443,692
Dryden 30 Senior Loan Fund^	5.22	#	11/15/2025	725,000	698,696	676,136
Dryden Senior Loan Fund^	5.62	#	4/18/2026	500,000	461,264	440,653
Eaton Vance CDO VII PLC+	0.89	#	3/25/2026	300,000	355,035	368,233
Flatiron CLO 2013-1 Ltd.^	5.64	#	1/17/2026	500,000	458,583	444,405
GoldenTree Loan Opportunities VII Ltd.^	5.48	#	4/25/2025	500,000	464,774	452,954
ING IM CLO 2013-2 Ltd.^	5.73	#	4/25/2025	500,000	464,343	448,225
ING IM CLO 2013-3 Ltd.^	4.74	#	1/18/2026	500,000	449,560	445,965
LCM XV LP^	4.68	#	8/25/2024	500,000	463,516	445,839
Madison Park Funding XIII Ltd.^	3.58	#	1/19/2025	500,000	480,521	475,766
Pinnacle Park CLO Ltd.^	5.18	#	4/15/2026	500,000	468,474	459,706
Tyron Park CLO Ltd.^	4.63	#	7/15/2025	500,000	461,115	446,069

Total CDO/CLO				9,375,000	8,740,211	8,572,680

Total Asset-Backed Securities				9,375,000	8,740,211	8,572,680

Bank Loans — 32.5%*§:

Aerospace and Defense — 0.1%*:
TransDigm Group, Inc.	3.75		6/4/2021	81,041	80,438	80,636

Automobile — 0.4%*:
Gates Global, Inc.	4.25		7/5/2021	250,000	247,500	249,103

Broadcasting and Entertainment — 3.3%*:
All3Media International+	5.25		6/30/2021	500,000	833,403	851,422
Tyrol Acquisitions 2 SAS+	3.23		1/29/2016	926,981	1,215,984	1,223,530

Total Broadcasting and Entertainment				1,426,981	2,049,387	2,074,952

Buildings and Real Estate — 0.8%*:
Alstom Auxiliary Components+	5.50		6/15/2021	148,629	147,142	147,329
Paroc Group Holding OY+	9.98		6/18/2015	287,032	390,493	393,033

Total Buildings and Real Estate				435,661	537,635	540,362

Cargo Transport — 0.8%*:
Direct ChassisLink, Inc.¤	8.25		10/31/2019	497,619	490,872	497,619

See accompanying Notes to Financial Statements

Babson Global Credit Income Opportunities Fund 2014 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2014

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Chemicals, Plastics and Rubber — 2.1%*:
Colouroz Investment 1 GmbH+	4.75%	5/2/2021	207,479	$205,404	$207,933
Colouroz Investment 1 GmbH+	4.75	5/3/2021	115,767	114,610	116,021
Flint Group SA+	5.48	12/30/2016	217,710	216,406	217,710
Flint Group SA+	5.48	12/31/2016	782,290	777,603	782,290

Total Chemicals, Plastics and Rubber			1,323,246	1,314,023	1,323,954

Containers, Packaging and Glass — 3.7%*:
Chesapeake Corp.+	6.00	9/30/2020	496,250	790,907	855,474
Consolidated Container Co. LLC	7.75	1/3/2020	94,140	92,258	92,728
Coveris	5.25	5/8/2019	64,450	64,162	65,417
Coveris	5.75	5/8/2019	497,500	683,476	686,622
Mauser Industrieverpackungen GmbH+	3.98	6/25/2021	500,000	679,013	685,937

Total Containers, Packaging and Glass			1,652,340	2,309,816	2,386,178

Diversified/Conglomerate Manufacturing — 0.3%*:
Marine Acquisition Corp.	5.25	1/30/2021	55,056	54,795	55,537
Quality Home Brands Holdings LLC	7.75	5/25/2018	131,177	130,004	132,161

Total Diversified/Conglomerate Manufacturing			186,233	184,799	187,698

Diversified/Conglomerate Service — 2.8%*:
Aquilex Holdings LLC	5.00	12/31/2020	99,571	99,337	99,073
Internet Brands, Inc.	5.25	7/8/2021	75,812	75,053	75,537
Internet Brands, Inc.	8.50	6/27/2022	150,000	148,500	149,157
Power Team Services LLC	8.25	11/6/2020	300,000	298,595	292,500
RP Crown Parent LLC	6.00	12/21/2018	553,768	555,964	553,535
RP Crown Parent LLC	11.25	12/20/2019	178,571	183,995	179,911
Triple Point Technology, Inc.	5.25	7/10/2020	422,272	386,066	376,528
Triple Point Technology, Inc.††	9.25	7/9/2021	63,830	58,698	56,330

Total Diversified/Conglomerate Service			1,843,824	1,806,208	1,782,571

Ecological — 0.7%*:
Emerald 3 Ltd.+	8.00	5/9/2022	196,488	194,523	195,751
Emerald US, Inc.+	5.00	5/9/2021	246,256	243,793	244,256

Total Ecological			442,744	438,316	440,007

Electronics — 1.2%*:
AI Avocado Holding B.V.+	4.98	11/17/2020	500,000	681,600	688,073
Kronos, Inc.	9.75	4/30/2020	53,533	53,273	55,474

Total Electronics			553,533	734,873	743,547

Finance — 2.3%*:
AssuredPartners Capital, Inc.	7.75	4/4/2022	68,432	67,765	68,432
Confie Seguros Holdings II Co.	5.75	11/9/2018	227,270	226,296	227,270
Confie Seguros Holdings II Co.	10.25	5/8/2019	148,508	148,508	149,344
GENEX Services, Inc.	5.25	5/21/2021	92,489	92,031	92,951

See accompanying Notes to Financial Statements

Babson Global Credit Income Opportunities Fund 2014 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2014

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Finance (Continued)
GENEX Services, Inc.	8.75%	5/20/2022	300,000	$297,023	$302,250
Intertrust Group Holding B.V.+	8.00	4/16/2022	96,225	95,516	96,546
NAB Holdings LLC	4.75	5/31/2021	56,387	55,969	56,528
National Financial Partners Corp.	5.25	7/1/2020	66,431	66,431	66,730
P2 Newco Acquisition, Inc.	9.50	10/22/2021	103,373	102,424	103,373
Sedgwick, Inc.	3.75	3/1/2021	297,905	297,194	293,064

Total Finance			1,457,020	1,449,157	1,456,488

Healthcare, Education and Childcare — 3.7%*:
Aenova Holding GmbH+	5.23	9/27/2019	600,000	798,931	822,097
DaVita HealthCare Partners, Inc.	3.50	6/24/2021	106,786	106,252	107,222
Heartland Dental Care, Inc.	5.50	12/21/2018	97,510	97,076	97,754
Kindred Healthcare, Inc.	4.00	4/9/2021	103,306	103,056	103,350
PRA Holdings, Inc.	4.50	9/23/2020	319,622	318,823	317,692
Radnet Management, Inc.	8.00	3/25/2021	35,964	35,615	36,054
Synarc-Biocore Holdings LLC	5.50	3/5/2021	399,878	396,035	398,879
Synarc-Biocore Holdings LLC	9.25	3/4/2022	500,000	495,170	495,000

Total Healthcare, Education and Childcare			2,163,066	2,350,958	2,378,048

Hotels, Motels, Inns and Gaming — 0.1%*:
Marina District Finance Co., Inc.	6.75	8/15/2018	32,112	31,742	32,463

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 1.1%*:
Capital Safety North America Holdings, Inc.	4.00	3/29/2021	190,398	190,035	189,128
Capital Safety North America Holdings, Inc.	6.50	3/28/2022	125,830	125,676	126,198
Doncasters Finance US LLC+	4.50	4/9/2020	249,370	248,763	250,150
Husky Injection Molding Systems Ltd.+	4.25	6/30/2021	97,524	97,036	97,036
TCH-2 Holding LLC	5.50	5/6/2021	54,619	54,081	54,619

Total Machinery Non-Agriculture, Non-Construction, Non-Electronic			717,741	715,591	717,131

Mining, Steel, Iron and Non-Precious Metals — 0.5%*:
Boomerang Tube LLC††	11.00	10/11/2017	256,140	250,877	230,526
Murray Energy Corp.	5.25	12/5/2019	99,177	98,727	100,293

Total Mining, Steel, Iron and Non-Precious Metals			355,317	349,604	330,819

Oil and Gas — 2.8%*:
Caelus Energy Alaska O3 LLC	8.75	4/2/2021	500,000	490,245	491,665
Chief Exploration & Development LLC	7.50	5/12/2021	500,000	495,063	510,000
Fieldwood Energy LLC	8.38	9/30/2020	324,231	315,512	334,120
Floatel International Ltd.	6.00	5/2/2020	205,807	203,749	206,965
Jonah Energy LLC	7.50	5/12/2021	173,566	171,007	174,724
UTEX Industries, Inc.	5.00	5/22/2021	56,645	56,365	57,282

Total Oil and Gas			1,760,249	1,731,941	1,774,756

See accompanying Notes to Financial Statements

Babson Global Credit Income Opportunities Fund 2014 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2014

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Personal, Food and Miscellaneous — 0.4%*:
Shearer’s Foods, Inc.	8.00%	5/29/2022	250,000	$247,500	$251,875

Printing and Publishing — 1.6%*:
Emap B2B+	5.13	10/31/2017	334,745	456,809	453,782
Emap B2B+	5.13	10/31/2017	221,927	344,118	372,211
SuperMedia, Inc.	11.60	12/30/2016	249,062	195,522	210,208

Total Printing and Publishing			805,734	996,449	1,036,201

Retail Stores — 1.5%*:
FleetPride Corp.	5.25	11/19/2019	220,543	218,044	219,440
Maxeda DIY B.V.+	13.73	6/30/2018	500,000	662,921	664,111
Michaels Stores, Inc.	4.00	1/28/2020	94,625	94,153	94,591

Total Retail Stores			815,168	975,118	978,142

Telecommunications — 2.3%*:
Altice Financing SA+	5.50	7/15/2019	264,297	266,865	270,162
CDS Holdco III B.V.+	4.98	9/30/2020	500,000	672,427	688,080
Numericable US LLC+	4.50	5/21/2020	334,598	331,304	336,533
Sungard Availability Services Capital, Inc.	6.00	3/31/2019	186,990	186,044	185,705

Total Telecommunications			1,285,885	1,456,640	1,480,480

Total Bank Loans			18,335,514	20,498,567	20,743,030

Corporate Bonds — 48.4%*:

Aerospace and Defense — 1.8%*:
AAR Corp.	7.25	1/15/2022	500,000	522,124	547,500
Aguila 3 SA+	7.88	1/31/2018	250,000	286,879	297,417
TransDigm Group, Inc.^	6.50	7/15/2024	315,000	315,000	327,994

Total Aerospace and Defense			1,065,000	1,124,003	1,172,911

Automobile — 3.5%*:
Allied Specialty Vehicles, Inc.^	8.50	11/1/2019	1,000,000	1,033,418	1,052,500
International Automotive Components Group SA^	9.13	6/1/2018	619,000	638,452	657,688
JB Poindexter & Co., Inc.^	9.00	4/1/2022	500,000	526,867	556,250

Total Automobile			2,119,000	2,198,737	2,266,438

Beverage, Food and Tobacco — 0.4%*:
Albain Bidco Norway AS+	6.75	11/1/2020	200,000	274,177	285,527

Broadcasting and Entertainment — 1.5%*:
CET 21 Spol Sro+	9.00	11/1/2017	200,000	283,045	288,238
RCN Telecom Services LLC/RCN Capital Corp.^	8.50	8/15/2020	500,000	497,716	535,000

See accompanying Notes to Financial Statements

Babson Global Credit Income Opportunities Fund 2014 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2014

	EFFECTIVE INTEREST RATE ‡		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Broadcasting and Entertainment (Continued)
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH+	6.25%		1/15/2029	100,000	$133,825	$156,374

Total Broadcasting and Entertainment				800,000	914,586	979,612

Buildings and Real Estate — 2.6%*:
Deutsche Raststaetten Gruppe IV GmbH+	6.75		12/30/2020	100,000	135,605	147,200
Paroc Group Oy+	5.59	#	5/15/2020	100,000	137,565	137,491
Paroc Group Oy+	6.25		5/15/2020	100,000	137,565	141,092
Roofing Supply Group LLC/Roofing Supply Finance, Inc.^	10.00		6/1/2020	350,000	379,385	372,750
William Lyon Homes, Inc.^	5.75		4/15/2019	310,000	310,000	317,750
William Lyon Homes, Inc.	8.50		11/15/2020	500,000	529,724	559,375

Total Buildings and Real Estate				1,460,000	1,629,844	1,675,658

Cargo Transport — 1.7%*:
Kenan Advantage Group, Inc. (The)^	8.38		12/15/2018	500,000	522,715	535,000
Moto Finance PLC+	10.25		3/15/2017	300,000	519,902	551,926

Total Cargo Transport				800,000	1,042,617	1,086,926

Chemicals, Plastics and Rubber — 2.3%*:
Ciech Group Financing AB+	9.50		11/30/2019	200,000	295,661	312,201
INEOS Group Holdings SA	5.75		2/15/2019	100,000	136,400	141,380
Monitchem HoldCo 2 SA+	6.88		6/15/2022	250,000	341,138	346,604
Pinnacle Operating Corp.^	9.00		11/15/2020	600,000	617,913	651,000

Total Chemicals, Plastics and Rubber				1,150,000	1,391,112	1,451,185

Containers, Packaging and Glass — 2.3%*:
Ardagh Finance Holdings SA^	8.63		6/15/2019	330,000	326,728	339,900
GCS Holdco Finance I SA+	6.50		11/15/2018	100,000	133,495	145,146
Innovia Group Finance PLC+	5.24	#	3/31/2020	100,000	136,011	138,025
Mustang Merger Corp.^	8.50		8/15/2021	750,000	745,651	817,500

Total Containers, Packaging and Glass				1,280,000	1,341,885	1,440,571

Diversified/Conglomerate Manufacturing — 2.0%*:
Appvion, Inc.^	9.00		6/1/2020	500,000	514,998	497,500
CTP Transportation Products LLC/CTP Finance, Inc.^	8.25		12/15/2019	448,000	460,433	482,720
Galapagos Holding SA+	7.00		6/15/2022	200,000	274,148	278,379

Total Diversified/Conglomerate Manufacturing				1,148,000	1,249,579	1,258,599

Farming and Agriculture — 1.6%*:
Chiquita Brands International, Inc.	4.25		8/15/2016	500,000	502,458	503,438
Chiquita Brands International, Inc./Chiquita Brands LLC	7.88		2/1/2021	488,000	519,253	531,310

Total Farming and Agriculture				988,000	1,021,711	1,034,748

See accompanying Notes to Financial Statements

Babson Global Credit Income Opportunities Fund 2014 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2014

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Finance — 1.5%*:
Galaxy Bidco Ltd.+	6.38%	11/15/2020	100,000	$161,665	$173,793
Galaxy Finco Ltd.+	7.88	11/15/2021	100,000	165,554	176,188
Lowell Group Financing PLC+	5.88	4/1/2019	100,000	166,730	170,926
TMF Group Holding BV+	9.88	12/1/2019	300,000	422,401	456,059

Total Finance			600,000	916,350	976,966

Grocery — 0.5%*:
Premier Foods PLC+	6.50	3/15/2021	200,000	340,031	344,847

Healthcare, Education and Childcare — 2.3%*:
Care UK Health & Social Care PLC+	9.75	8/1/2017	300,000	494,435	539,733
Priory Group No. 3 PLC+	8.88	2/15/2019	500,000	807,941	915,599

Total Healthcare, Education and Childcare			800,000	1,302,376	1,455,332

Hotels, Motels, Inns and Gaming — 0.5%*:
Gala Electric Casinos PLC+	11.50	6/1/2019	100,000	179,217	186,720
NH Hoteles SA+	6.88	11/15/2019	100,000	135,775	149,870

Total Hotels, Motels, Inns and Gaming			200,000	314,992	336,590

Insurance — 1.0%*:
Hastings Insurance Group Finance PLC+	8.00	10/21/2020	100,000	159,915	183,120
Towergate Finance PLC+	8.50	2/15/2018	250,000	419,348	432,214

Total Insurance			350,000	579,263	615,334

Leisure, Amusement, Entertainment — 3.8%*:
Allegiant Travel Co.	5.50%	7/15/2019	265,000	265,000	269,306
Carlson Travel Holdings, Inc. PIK^	7.50%	8/15/2019	665,000	676,125	678,300
Dometic Group AB+	9.50%	6/26/2019	400,000	547,320	544,434
Vougeot Bidco PLC+	7.88%	7/15/2020	500,000	849,112	930,642

Total Leisure, Amusement, Entertainment			1,830,000	2,337,557	2,422,682

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 1.7%*:
KraussMaffei Group GmbH+	8.75	12/15/2020	100,000	145,273	153,361
Novafives SAS+	4.50	6/30/2021	100,000	136,335	138,642
Xerium Technologies, Inc.	8.88	6/15/2018	720,000	742,211	765,000

Total Machinery Non-Agriculture, Non-Construction, Non-Electronic			920,000	1,023,819	1,057,003

Oil and Gas — 8.3%*:
Calumet Specialty Products Partners LP/Calumet Finance Corp.^	6.50	4/15/2021	500,000	500,000	510,000
Halcon Resources Corp.	9.75	7/15/2020	365,000	374,417	398,306
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC	9.25	6/1/2021	500,000	497,683	548,750

See accompanying Notes to Financial Statements

Babson Global Credit Income Opportunities Fund 2014 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2014

	EFFECTIVE INTEREST RATE ‡		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Oil and Gas (Continued)
Millennium Offshore Services Superholdings LLC+^	9.50%		2/15/2018	500,000	$522,437	$532,500
Niska Gas Storage Canada ULC/Niska Gas Storage Canada Finance Corp.+^	6.50		4/1/2019	1,000,000	1,000,000	960,000
Rice Energy, Inc.^	6.25		5/1/2022	445,000	445,000	456,125
Rose Rock Midstream LP/Rose Rock Finance Corp.^	5.63		7/15/2022	575,000	575,000	582,188
Sabine Oil & Gas LLC/Sabine Oil & Gas Finance Corp.	9.75		2/15/2017	500,000	520,695	522,500
Seventy Seven Energy, Inc.^	6.50		7/15/2022	440,000	440,000	451,000
Shelf Drilling Holdings Ltd.+^	8.63		11/1/2018	285,000	300,604	304,950

Total Oil and Gas				5,110,000	5,175,836	5,266,319

Personal, Food and Miscellaneous — 2.3%*:
Brakes Capital+	7.13		12/15/2018	400,000	669,078	700,031
Cerved Group SpA+	8.00		1/15/2021	150,000	203,152	230,042
TeamSystem Holding SpA+	7.38		5/15/2020	350,000	476,997	510,407

Total Personal, Food and Miscellaneous				900,000	1,349,227	1,440,480

Retail Stores — 3.8%*:
Brighthouse Group PLC+	7.88		5/15/2018	150,000	244,634	271,471
Chinos Intermediate Holdings A, Inc.^	7.75		5/1/2019	207,000	209,069	207,517
Guitar Center, Inc.^	6.50		4/15/2019	498,000	492,513	493,020
HSS Financing PLC+	6.75		8/1/2019	100,000	165,525	179,483
New Look Bondco I PLC+	8.75		5/14/2018	450,000	731,366	822,114
Pendragon PLC+	6.88		5/1/2020	100,000	172,208	182,906
Takko Luxembourg 2 S.C.A.+	9.88		4/15/2019	200,000	257,094	262,933

Total Retail Stores				1,705,000	2,272,409	2,419,444

Telecommunications — 3.0%*:
eircom Finance Ltd.+	9.25		5/15/2020	100,000	149,122	154,731
Manutencoop Facility Management SpA+	8.50		8/1/2020	100,000	131,856	148,911
Numericable Group SA+	5.63		5/15/2024	100,000	138,165	146,344
Numericable Group SA+^	6.00		5/15/2022	315,000	315,000	327,600
Play Finance 2 SA+	5.25		2/1/2019	100,000	136,855	143,640
Telenet Finance V Luxembourg SCA+	6.75		8/15/2024	200,000	276,459	308,092
UPC Holding BV+	6.75		3/15/2023	200,000	213,142	250,000
Wind Acquisition Finance SA+†	4.00		7/15/2020	100,000	135,965	136,588
Wind Acquisition Finance SA+†	4.21	#	7/15/2020	100,000	135,965	137,943
Wind Acquisition Finance SA+	7.00		4/23/2021	100,000	137,975	147,371

Total Telecommunications				1,415,000	1,770,504	1,901,220

Total Corporate Bonds				25,040,000	29,570,615	30,888,392

Total Fixed Income				52,750,514	58,809,393	60,204,102

See accompanying Notes to Financial Statements

Babson Global Credit Income Opportunities Fund 2014 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2014

	STRIKE PRICE	EXPIRATION DATE	NOTIONAL	COST	FAIR VALUE
Purchased Option — 0.1%*:

Put Option — 0.1%*:
OTC—iTraxx Swaption with Credit Suisse	$4.35	12/17/2014	$18,500,000	$75,183	$85,876

	EFFECTIVE INTEREST RATE ‡	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Short-Term Investment — 13.1%*:

Bank Deposit — 13.1%*:
State Street Bank & Trust Co. Euro Time Deposit	0.01%	7/1/2014	8,347,389	8,347,389	8,347,389

Total Investments			79,597,903	67,231,965	68,637,367

Other assets and liabilities – (7.5%)*					(4,811,909)

Net Assets – 100.0%					$63,825,458

OTC	Over the Counter
PIK	Payment-in-kind

‡	The effective interest rates are based on settled commitment amount.
‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.

Distributions of investments by country of issue (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	42.2%
United Kingdom	17.0%
Cayman Islands	13.6%
Germany	7.2%
Netherlands	4.7%
France	3.6%
Italy	2.2%
Canada	1.8%
United Arab Emirates	1.4%
Finland	1.1%
Other (Individually less than 1%)	5.2%

Total	100.0%

^	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
§	Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for bank loans are the current interest rates at June 30, 2014. Bank loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.

See accompanying Notes to Financial Statements

Babson Global Credit Income Opportunities Fund 2014 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2014

¤	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 2).
††	Illiquid security.
#	Variable rate security. The interest rate shown is the rate in effect at June 30, 2014.
†	When-issued security.

A summary of outstanding financial instruments at June 30, 2014 is as follows:

Forward Foreign Currency Exchange Contracts to Buy

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION
07/14/14	State Street Bank & Trust Co.	EUR	280,399	383,967	381,833	$2,134
07/14/14	State Street Bank & Trust Co.	GBP	580,866	994,001	982,458	11,543

Net unrealized appreciation on forward foreign exchange contracts to buy						$13,677

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED DEPRECIATION
07/14/14	State Street Bank & Trust Co.	CHF	500,925	564,924	560,432	$(4,492)
07/14/14	State Street Bank & Trust Co.	EUR	8,570,104	11,735,575	11,685,058	(50,517)
07/14/14	State Street Bank & Trust Co.	GBP	5,847,240	10,006,030	9,830,897	(175,133)

Net unrealized depreciation on forward foreign exchange contracts to sell						$(230,142)

Currency Legend

CHF	–	Swiss Franc
EUR	–	Euro
GBP	–	British Pound Sterling

See accompanying Notes to Financial Statements

Babson Capital Funds Trust 2014 Annual Report

NOTES TO FINANCIAL STATEMENTS

June 30, 2014

1.	Organization

Babson Capital Funds Trust (the “Trust”) was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 3, 2013 and commenced operations on September 16, 2013. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Trust currently consists of two funds (separately, a “Fund” and collectively, the “Funds”): Babson Global Floating Rate Fund (“Global Floating Rate Fund”) and Babson Global Credit Income Opportunities Fund (“Global Credit Income Opportunities Fund”).

Babson Capital Management LLC (the “Adviser”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company, is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Funds.

Babson Capital Global Advisors Limited (“Sub-Adviser”), an indirect wholly-owned subsidiary of the Adviser, serves as a sub-adviser with respect to the Funds’ European investments.

The primary investment objective of the Global Floating Rate Fund is to seek a high level of current income. The Fund seeks preservation of capital as a secondary investment objective. The primary investment objective of the Global Credit Income Opportunities Fund is to seek an absolute return, primarily through current income and secondarily through capital appreciation.

There can be no assurance that the Funds will achieve their investment objectives. The Funds will seek to take advantage of inefficiencies between geographies, primarily the North American and European high yield bond, loan and other debt markets. Under normal market conditions, the Global Floating Rate Fund will invest at least 80% of its net assets in income-producing floating rate debt securities, consisting of floating rate loans, bonds and notes, issued primarily by North American and Western European companies that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by either Standard & Poor’s Rating Services, a division of the McGraw-Hill Company, Inc. (“S&P”) or Fitch, Inc. (“Fitch”)) or unrated but judged by the Adviser or Sub-Adviser to be of comparable quality. Under normal market conditions, the Global Credit Income Opportunities Fund will invest at least 80% of its net assets in debt instruments, consisting of loans, bonds and notes, based in U.S. and non-U.S. markets, as well as over-the-counter and exchange-traded derivatives. Investments may be issued or guaranteed by governments and their agencies, corporations, financial institutions and supranational organizations that the Funds believe have the potential to provide a high total return over time. A significant portion of the Funds’ investments in debt instruments will be denominated in a currency other than the U.S. dollar. Although the investments in non-U.S. dollar denominated assets may be on a currency hedged or unhedged basis, the Funds expect that, under current market conditions, they will seek to hedge substantially all of their exposure to foreign currencies.

Each Fund has four classes of shares: Class A, C, I, and Y, each with different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class C, I, and Y shares. There may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without an initial sales charge and redeemed within the first year of purchase (subject to certain exceptions as set forth in each Fund’s prospectus) and Class C shares redeemed within the first year of purchase. All classes of shares have equal voting rights, with the exception of matters that relate solely to one class.

Prior to commencement of operations on September 16, 2013, the Trust had no operations other than those relating to organizational matters and the sale of 10,000 Common Shares on August 20, 2013 to the Adviser, an affiliate of the Trust, for $100,000.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.	Valuation of Investments

The Funds’ investments in fixed income securities are generally valued using the prices provided directly by independent third party services or provided directly from one or more broker dealers or market makers, each in accordance with the valuation policies and procedures approved by the Funds’ Board of Trustees (the “Board”).

The pricing services may use valuation models or matrix pricing, which consider yield or prices with respect to comparable bond quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as credit rating, interest rates and maturity date to determine the current value. The Funds’ investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent

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June 30, 2014

pricing service in accordance with the Funds’ valuation policies and procedures approved by the Board. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

The Board has determined that it is in the best interest of the Funds and their shareholders to delegate the Board’s responsibility to a Valuation Committee, made up of officers of the Trust and employees of the Adviser, for: (1) determining whether market quotations are readily available for investments held by the Fund; and (2) determining the fair value of investments held by the Fund for which market quotations are not readily available or are deemed not reliable by the Adviser. In certain cases, authorized pricing service vendors may not provide prices for a security held by the Funds, or the price provided by such pricing service vendor is deemed unreliable by the Adviser. In such cases, the Funds may use market maker quotations provided by an established market maker for that security (i.e., broker quotes) to value the security if the Adviser has experience obtaining quotations from the market maker and the Adviser determines that quotations obtained from the market maker in the past have generally been reliable (or, if the Adviser has no such experience with respect to a market maker, it determines based on other information available to it that quotations to be obtained by it from the market maker are reasonably likely to be reliable). In any such case, the Adviser will review any market quotations so obtained in light of other information in its possession for their general liability.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Bank loan positions are valued at the bid price from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

Bank loans in which the Funds may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Funds. By relying on a third party to administer a loan, the Funds are subject to the risk that the third party will fail to perform its obligations. The loans in which the Funds will invest are largely floating rate instruments; therefore, the interest rate risk generally is lower than for fixed-rate debt obligations. However, from the perspective of the borrower, an increase in interest rates may adversely affect the borrower’s financial condition. Due to the unique and customized nature of loan agreements evidencing loans and the private syndication thereof, loans are not as easily purchased or sold as publicly traded securities. Although the range of investors in loans has broadened in recent years, there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent. These factors may have an adverse effect on the market price and the Funds’ ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Funds to obtain precise valuations of the high yield loans in its portfolio.

The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2014

Fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. For example, market participants would consider the risk inherent in a particular valuation technique used to measure fair value, such as a pricing model, and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used as of June 30, 2014 in valuing the Funds’ investments:

Global Floating Rate Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS
Assets:*
Fixed Income:
Bank Loans	$–	$97,809,270	$497,619	$98,306,889
Corporate Bonds	–	14,412,285	–	14,412,285

Total Fixed Income	–	112,221,555	497,619	112,719,174

Short-Term Investment:
Bank Deposit	–	13,712,804	–	13,712,804

Total Short-Term Investment	–	13,712,804	–	13,712,804

Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	15,454	–	15,454

Total Derivative Securities	–	15,454	–	15,454

Total Investments	–	125,949,813	497,619	126,447,432

Liabilities:*
Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	(349,623)	–	(349,623)

Total Derivative Securities	–	(349,623)	–	(349,623)

Total Investments	$–	$125,600,190	$497,619	$126,097,809

*	There were no transfers between levels during the period ended June 30, 2014.

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June 30, 2014

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

INVESTMENTS IN SECURITIES	BALANCE AS OF SEPTEMBER 16, 2013*	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET TRANSFERS IN (OUT) OF LEVEL 3	ACCRUED PREMIUMS/ DISCOUNTS	PURCHASES	SALES	BALANCES AS OF JUNE 30, 2014	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS HELD AT JUNE 30, 2014

Fixed Income
Bank Loans	$–	$33	$6,747	$–	$720	$492,500	$(2,381)	$497,619	$6,747

Total	$–	$33	$6,747	$–	$720	$492,500	$(2,381)	$497,619	$6,747

*	Fund commenced operations on September 16, 2013.

Global Credit Income Opportunities Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS
Assets:*
Fixed Income:
Asset-Backed Securities	$–	$8,572,680	$–	$8,572,680
Bank Loans	–	20,245,411	497,619	20,743,030
Corporate Bonds	–	30,888,392	–	30,888,392

Total Fixed Income	–	59,706,483	497,619	60,204,102

Purchased Option:
Put Option	–	85,876	–	85,876

Total Purchased Option	–	85,876	–	85,876

Short-Term Investment:
Bank Deposit	–	8,347,389	–	8,347,389

Total Short-Term Investment	–	8,347,389	–	8,347,389

Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	13,677	–	13,677

Total Derivative Securities	–	13,677	–	13,677

Total Investments	–	68,153,425	497,619	68,651,044

Liabilities:*
Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	(230,142)	–	(230,142)

Total Derivative Securities	–	(230,142)	–	(230,142)

Total Investments	$–	$67,923,283	$497,619	$68,420,902

*	There were no transfers between levels during the period ended June 30, 2014.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2014

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

INVESTMENTS IN SECURITIES	BALANCE AS OF SEPTEMBER 16, 2013*	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET TRANSFERS IN (OUT) OF LEVEL 3	ACCRUED PREMIUMS/ DISCOUNTS	PURCHASES	SALES	BALANCES AS OF JUNE 30, 2014	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS HELD AT JUNE 30, 2014

Fixed Income
Bank Loans	$–	$33	$6,747	$–	$720	$492,500	$(2,381)	$497,619	$6,747

Total	$–	$33	$6,747	$–	$720	$492,500	$(2,381)	$497,619	$6,747

*	Fund commenced operations on September 16, 2013.

B.	Forward Commitments and When-Issued Delayed Delivery Securities

The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedule of Investments.

C.	Cash and Short-Term Investments

Cash and cash equivalents consist principally of short-term investments that are readily convertible into cash and have original maturities of three months or less. At June 30, 2014, all cash and cash equivalents are held by the custodian.

D.	Investment Transactions, Related Investment Income and Expenses

Investment transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

Expenses are recorded on the accrual basis as incurred.

E.	Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

F.	Federal Income Taxation

The Funds have elected to be taxed as a Regulated Investment Company (“RIC”) under sub-chapter M of the U.S. Internal Revenue Code of 1986, as amended, and intend to maintain this qualification and to distribute substantially all of their net taxable income to their shareholders. As of June 30, 2014, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Funds file a U.S. federal income tax return annually after their fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of the filings.

G.	Dividends and Distributions

The Funds declare and pay dividends monthly from net investment income. To the extent that these distributions exceed net investment income, they may be classified as return of capital. The Funds also pay a distribution at least annually from their net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2014

distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Funds’ distributions for each calendar year is reported on Internal Revenue Service Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Funds for financial reporting purposes. These differences, which could be temporary or permanent in nature may result in reclassification of distributions; however, net investment income, net realized gains and losses, and net assets are not affected.

H.	Bank Loans

The Funds may invest in bank loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. The Funds record an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

The loans in which the Funds invest may be subject to some restrictions on resale. For example, the Funds may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Funds generally have no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Funds assume the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Funds and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Funds may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Funds to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statements of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments presented on the Statements of Assets and Liabilities represents mark to market of the unfunded portion of the Funds’ bank loans. As of June 30, 2014, the Funds did not have unfunded loan commitments.

I.	Derivative Instruments

The following is a description of the derivative instruments that the Funds utilize as part of their investment strategy, including the primary underlying risk exposures related to the instrument.

Forward Foreign Currency Exchange Contracts – The Funds are subject to foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may use forward foreign currency exchange contracts to hedge against changes in the value of foreign currencies. The Funds may enter into forward foreign currency exchange contracts obligating the Funds to deliver or receive a currency at a specified future date. Forward contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract expires. Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk quarterly. The Funds are also subject to credit risk with respect to the counterparties to derivative contracts that are not cleared through a central counterparty but instead are traded over-the-counter between two counterparties. If a counterparty to an over-the-counter derivative becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Funds may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2014

The Funds may obtain only a limited recovery or may obtain no recovery in such circumstances. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Funds. In addition, in the event of a bankruptcy of a clearing house, the Funds could experience a loss of the funds deposited with such clearing house as margin and of any profits on its open positions. The counterparty risk to the Funds is limited to the net unrealized gain, in any, on the contract.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Funds’ investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however it would also limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the amount of receivable or payable reflected on the Statement of Assets and Liabilities.

The Funds may purchase call or put options. When a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current fair value of the option purchased. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risks associated with purchasing put and call options are potential loss of the premium paid and, in the instances of OTC derivatives, the failure of the counterparty to honor its obligation under the contract.

The Funds may enter into swap options (“swaptions”). A swaption is an option to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed rate buyer. Depending on the terms of the particular option agreement, a Fund generally will incur a greater degree of risk when the Fund writes a swaption than the Fund will incur when it purchases a swaption. When a Fund purchases a swaption, the Fund’s risk of loss is limited to the amount of the premium it has paid should it decide to let the swaption expire unexercised.

During the period from September 16, 2013 through June 30, 2014, the Funds’ direct investment in derivatives consisted of forward foreign currency exchange contracts and purchased options.

The following is a summary of the fair value of derivative instruments held directly by the Funds as of June 30, 2014:

Global Floating Rate Fund

ASSET DERIVATIVES	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$15,454

Total		$15,454

LIABILITY DERIVATIVES	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	$349,623

Total		$349,623

Global Credit Income Opportunities Fund

ASSET DERIVATIVES	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$13,677	$–	$13,677

Purchased Options	Investments, at fair value	–	85,876	85,876

Total		$13,677	$85,876	$99,553

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2014

LIABILITY DERIVATIVES	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	$230,142

Total		$230,142

Amount of Realized Gain/(Loss) on Derivatives:

Global Floating Rate Fund

FOREIGN EXCHANGE CONTRACTS RISK
Derivatives
Forward Foreign Currency Exchange Contracts	$(365,754)

Total	$(365,754)

Global Credit Income Opportunities Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	TOTAL
Derivatives
Forward Foreign Currency Exchange Contracts	$(456,467)	$–	$(456,467)

Purchased Options	–	–	–

Total	$(456,467)	$–	$(456,467)

Change in Unrealized Appreciation/(Depreciation) on Derivatives:

Global Floating Rate Fund

FOREIGN EXCHANGE CONTRACTS RISK
Derivatives
Forward Foreign Currency Exchange Contracts	$(334,169)

Total	$(334,169)

Global Credit Income Opportunities Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	TOTAL
Derivatives
Forward Foreign Currency Exchange Contracts	$(216,465)	$–	$(216,465)

Purchased Options	–	10,693	10,693

Total	$(216,465)	$10,693	$(205,772)

Global Floating Rate Fund

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OF SHARES/UNITS	FOREIGN EXCHANGE CONTRACT RISK
Forward Foreign Currency Exchange Contracts(1)	20,821,684

(1)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.

Global Credit Income Opportunities Fund

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OF SHARES/UNITS	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	TOTAL
Forward Foreign Currency Exchange Contracts(1)	19,656,136	–	19,656,136

Purchased Options(1)	–	1,850,000	1,850,000

Total	19,656,136	1,850,000	21,506,136

(1)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.

J.	Disclosures about Offsetting Assets and Liabilities

The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. In addition, FASB issued Accounting Standards Update No. 2013-01 “Clarifying the Scope of Offsetting Assets and Liabilities” (“ASU 2013-01”), specifying which transactions are subject to disclosures about offsetting.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2014

The following tables illustrate gross and net information about recognized assets eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as cash collateral, through a single payment in the event of default on or termination of any one contract:

Global Floating Rate Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$15,454	$–	$15,454

Total	$15,454	$–	$15,454

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT (a)	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
State Street Bank & Trust Co.	$15,454	$(15,454)	$–	$–

Total	$15,454	$(15,454)	$–	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2014.

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$349,623	$–	$349,623

Total	$349,623	$–	$349,623

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT (a)	CASH COLLATERAL PLEDGED (a)	NET AMOUNT (b)
State Street Bank & Trust Co.	$349,623	$(15,454)	$–	$334,169

Total	$349,623	$(15,454)	$–	$334,169

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2014.

Babson Capital Funds Trust 2014 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2014

Global Credit Income Opportunities Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$13,677	$–	$13,677
Purchased Options	85,876	–	85,876

Total	$99,553	$–	$99,553

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT (a)	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
State Street Bank & Trust Co.	$13,677	$(13,677)	$–	$–
Credit Suisse	85,876	–	–	85,876

Total	$99,553	$(13,677)	$–	$85,876

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2014.

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$230,142	$–	$230,142

Total	$230,142	$–	$230,142

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT (a)	CASH COLLATERAL PLEDGED (a)	NET AMOUNT (b)
State Street Bank & Trust Co.	$230,142	$(13,677)	$–	$216,465

Total	$230,142	$(13,677)	$–	$216,465

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2014.

Babson Capital Funds Trust 2014 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2014

K.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include valuation of currencies and adverse political and economic developments. Moreover, securities of many foreign companies, foreign governments, and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

L.	Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for Federal income tax purposes, the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

M.	Counterparty Risk

The Funds seek to manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations. The Adviser monitors the financial stability of the Funds’ counterparties.

3.	Advisory Fee

The Funds have entered into an Investment Management Agreement (the “Agreement”) with the Adviser. Pursuant to the Agreement, the Global Floating Rate Fund agrees to pay the Adviser a fee payable at the end of each calendar month, at an annual rate of 0.65% of the Fund’s average daily net assets during such month. The Global Credit Income Opportunities Fund agrees to pay the Adviser a fee payable at the end of each calendar month, at an annual rate of 0.75% of the Fund’s average daily net assets during such month.

The Adviser has contractually agreed to waive and/or reimburse a portion of its fees and/or reimburse expenses (excluding 12b-1 fees, interest expenses, taxes, fees incurred in acquiring and disposing of securities and extraordinary expenses) such that total net annual operating expenses for each class do not exceed the following rates:

	CLASS A	CLASS C	CLASS I	CLASS Y
Global Floating Rate Fund	1.05%	1.80%	0.75%	0.75%
Global Credit Income Opportunities Fund	1.20%	1.95%	0.95%	0.95%

Pursuant to the expense waiver/reimbursement agreement, the Adviser is entitled to be reimbursed for any fees the Adviser waives and Fund expenses that the Adviser reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Adviser by a Fund will not cause the Fund to exceed any applicable expense limitation that is in place for the Fund.

The contractual management fee waiver and expense reimbursement agreements between the Funds and the Adviser may be terminated only upon the approval of the Funds’ Board of Trustees.

Subject to the supervision of the Adviser and the Board, the Sub-Adviser manages the investment and reinvestment of a portion of the assets of the Funds, as allocated from time to time to the Sub-Adviser. The Adviser (not the Funds) will pay a portion of the fees it receives to the Sub-Adviser in return for its services.

4.	12b-1 Distribution and Service Plan

ALPS Distributors, Inc. (the “Distributor”) is the Distributor of the Funds’ shares as of June 30, 2014.

The Funds have adopted a Distribution and Shareholder Services Plan (the “Plan”), pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund’s Class A and Class C shares may compensate certain financial institutions, including the Distributor, for certain distribution and shareholder servicing activities. The Funds’ Class A shares may expend an aggregate amount, on an annual basis, not to exceed 0.25% of the value of the average daily net assets of a Fund attributable to Class A shares and 1.00% of the value of the average daily net assets of a Fund attributable to Class C shares. The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Funds’ shares and service activities.

Babson Capital Funds Trust 2014 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2014

Under its terms, the Funds’ Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of the Boards’ members and a majority of those Boards’ members who are not “interested persons” of the Funds and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

5.	Administrator, Custody, and Transfer Agent Fees

The Funds have engaged State Street Bank and Trust (“SSB”) to serve as the Funds’ administrator, custodian, fund accountant, and transfer agent. For each of these services, the Funds have agreed to pay SSB a fee payable at the end of each calendar month pursuant to fee agreements between SSB and the Funds. For the period ended June 30, 2014, the aggregate effective fee for these services was at an annual rate of 0.51% and 0.58% of Global Floating Rate Fund and Global Credit Income Opportunities Fund’s average daily managed assets, respectively.

6.	Income Taxes

It is the Funds’ intention to qualify as a RIC under subchapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The tax character of dividends paid to shareholders during the tax year ended June 30, 2014 was as follows:

Global Floating Rate Fund

Ordinary income	$1,730,080
Return of Capital	61,792

Total distributions paid	$1,791,872

Global Credit Income Opportunities Fund

Ordinary income	$1,572,417
Total distributions paid	$1,572,417

As of June 30, 2014, the components of distributable earnings on a tax-basis were as follows:

Global Floating Rate Fund

Net unrealized gains	$1,050,182

Total distributable earnings	$1,050,182

Global Credit Income Opportunities Fund

Undistributed ordinary income	$851,778
Net unrealized gains	1,397,614

Total distributable earnings	$2,249,392

In accordance with the Regulated Investment Company Modernization Act of 2010, the Funds will carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) indefinitely. Post-enactment losses will also retain their character as either short-term or long-term and be utilized before any pre-enactment losses.

As of June 30, 2014, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Global Floating Rate Fund

Cost of investments	$125,431,834
Gross unrealized appreciation	1,390,650
Gross unrealized depreciation	(390,506)

Net unrealized appreciation	$1,000,144

Global Credit Income Opportunities Fund

Cost of investments	$67,233,273
Gross unrealized appreciation	1,717,809
Gross unrealized depreciation	(313,715)

Net unrealized appreciation	$1,404,094

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales and mark-to-market on forward foreign currency contracts.

Permanent items identified during the period ended June 30, 2014 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN (LOSS)	PAID-IN CAPITAL
Global Floating Rate Fund	$(77,042)	$139,648	$(62,606)
Global Credit Income Opportunities Fund	(307,807)	308,628	(821)

Babson Capital Funds Trust 2014 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2014

The permanent differences are primarily attributable to foreign currency gains (losses) and the tax treatment of certain distributions.

7.	Investment Transactions

Purchases and sales of securities (excluding short-term debt securities) for the period from September 16, 2013 through June 30, 2014 were as follows:

	PURCHASES	SALES
Global Floating Rate Fund	$146,777,131	$35,574,837
Global Credit Income Opportunities Fund	108,968,762	51,218,245

8.	Common Stock

Transactions in common stock for the period September 16, 2013 through June 30, 2014 were as follows:

Global Floating Rate Fund

CLASS A	SHARES	AMOUNT
Shares sold	1,222,507	$12,481,232
Shares sold through reinvestments of distributions	13,651	139,125
Shares redeemed	(13,926)	(142,258)

Net increase	1,222,232	$12,478,099

CLASS C
Shares sold	233,502	$2,379,349
Shares sold through reinvestments of distributions	2,446	24,864
Shares redeemed	(152)	(1,544)

Net increase	235,796	$2,402,669

CLASS I
Shares sold	3,150,134	$31,550,060
Shares sold through reinvestments of distributions	59,739	610,026
Shares redeemed	–	–

Net increase	3,209,873	$32,160,086

CLASS Y
Shares sold	6,676,274	$67,761,452
Shares sold through reinvestments of distributions	97,618	996,669
Shares redeemed	(210,789)	(2,155,109)

Net increase	6,563,103	$66,603,012

Global Credit Income Opportunities Fund

CLASS A	SHARES	AMOUNT
Shares sold	250,892	$2,588,194
Shares sold through reinvestments of distributions	3,520	36,805
Shares redeemed	(6,628)	(69,594)

Net increase	247,784	$2,555,405

CLASS C
Shares sold	89,635	$933,045
Shares sold through reinvestments of distributions	900	9,400
Shares redeemed	(159)	(1,661)

Net increase	90,376	$940,784

CLASS I
Shares sold	2,455,000	$24,550,000
Shares sold through reinvestments of distributions	70,277	734,939
Shares redeemed	–	–

Net increase	2,525,277	$25,284,939

CLASS Y
Shares sold	3,172,809	$32,089,635
Shares sold through reinvestments of distributions	74,417	778,240
Shares redeemed	(6,875)	(72,116)

Net increase	3,240,351	$32,795,759

9.	Line of Credit

During the period ended June 30, 2014, the Trust (the “Borrower”) entered into a Credit Agreement (the “Credit Agreement”) with State Street Bank and Trust Company (the “Bank”). The Credit Agreement provides for a revolving credit facility of $20,000,000 (the “Facility Amount”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. Per the Credit Agreement, outstanding principal on the loan shall bear interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect on the day of borrowing plus 1.25% and (b) the Overnight LIBOR rate as in effect on the day of borrowing plus 1.25%. In addition, the Borrower shall pay to the Bank a commitment fee at the rate of ..009% per annum on the daily unused portion of the Facility Amount. As of June 30, 3014, there were no loans outstanding pursuant to the Credit Agreement.

Babson Capital Funds Trust 2014 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2014

10.	Subsequent Events

Management has considered the circumstances under which the Funds should recognize or make disclosures regarding events or transactions occurring subsequent to June 30, 2014 through the date the financial statements were issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

The Funds paid a net investment income dividend in the following amounts per share on July 31, 2014 to shareholders of record on July 29, 2014:

Global Floating Rate Fund

Class A	.05
Class C	.04
Class I	.05
Class Y	.05

Global Credit Income Opportunities Fund

Class A	.05
Class C	.04
Class I	.05
Class Y	.05

Babson Capital Funds Trust 2014 Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Babson Capital Funds Trust and Shareholders of Babson Global Floating Rate Fund and Babson Global Credit Income Opportunities Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Babson Capital Funds Trust, comprising Babson Global Floating Rate Fund and Babson Global Credit Income Opportunities Fund (collectively, the “Funds”) as of June 30, 2014, and the related statements of operations, and changes in net assets and the financial highlights for the period from the commencement of operations, September 16, 2013, through June 30, 2014.. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian, brokers, and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2014, and the results of their operations, the changes in their net assets and the financial highlights for the period from the commencement of operations, September 16, 2013, through June 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

August 22, 2014

Babson Capital Funds Trust 2014 Annual Report

INTERESTED TRUSTEE

NAME (AGE), ADDRESS	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS
Thomas M. Finke (50) 550 South Tryon Street Charlotte, NC 28202	Trustee	Term expires 2016; Trustee since 2013	Chairman and Chief Executive Officer (since 2008), Member of the Board of Managers (since 2006), President (2007-2008), Managing Director (2002-2008), Babson Capital; Chief Investment Officer and Executive Vice President (2008-2011), Massachusetts Mutual Life Insurance Company	3	Trustee (since 2013), Babson Capital Funds Trust (open-end investment company advised by Babson Capital); Chairman (since 2012), Director (since 2008), Babson Capital Europe Limited (investment advisory firm); Chairman and Director (since 2012), Babson Capital Global Advisors Limited (investment advisory firm); Director (since 2008), Babson Capital Guernsey Limited (holding company); Vice Chairman and Manager (since 2011), MM Asset Management Holding LLC (holding company); Manager (since 2011), Wood Creek Capital Management, LLC (investment advisory firm); Chairman and Director (since 2007), Cornerstone Real Estate Advisers LLC (real estate advisory firm); Director (since 2004), Jefferies Finance LLC (finance company); Manager (since 2007), Credit Strategies Management LLC (general partner of an investment fund); Manager (since 2005), Loan Strategies Management, LLC (general partner of an investment fund); Manager (since 2005), Jefferies Finance CP Funding LLC (investment company); Manager (2004-2012), Class C Member LLC (equity holding company); Chairman, Chief Executive Officer and Director (2009-2011), MassMutual Capital Partners, LLC (investment company); Director (2007-2011), Scottish Re Group Limited (reinsurance specialist); and Director (2000-2009), Babson Capital Japan KK (investment advisory firm).

Babson Capital Funds Trust 2014 Annual Report

INDEPENDENT TRUSTEES

NAME (AGE), ADDRESS	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS
Rodney J. Dillman (61) 550 South Tryon Street Charlotte, NC 28202	Trustee	Term expires 2015; Trustee since 2012	Deputy General Counsel (2011-2012), Senior Vice President (2008-2012), Vice President (2000-2008), Massachusetts Mutual Life Insurance Company; Member of the Board of Directors and President (2008-2011), MassMutual International LLC; General Counsel (2006-2008), Babson Capital Management LLC (the "Adviser")	3	Trustee (since 2013), Babson Capital Funds Trust (an open-end investment company advised by the Adviser); Director (2008-2011), Compania de Seguros CorpVida S.A. (insurance company); Director (2009-2011), MassMutual Europe S.A. (insurance company); Director (2009-2010), Yingda Taihe Life Insurance Co.; Director (2008-2011), MassMutual Asia Limited (insurance company); Director (2008-2011), MassMutual Life Insurance Company; Director (2008-2010), MassMutual Mercuries Life Insurance Company; Director (2005-2010), The MassMutual Trust Company; Director (2006-2008), Jefferies Finance LLC (finance company); Director, Vice President and Secretary (2005-2008), MMHC Investment LLC (passive investor).
Thomas W. Bunn (60) 550 South Tryon Street Charlotte, NC 28202	Trustee	Term expires 2014; Trustee since 2013	Retired (since 2009); Vice Chairman (2005-2009), Head of National Banking (2006-2009), Head of Corporate and Investment Banking (2002-2006), KeyCorp (commercial and investment banking firm)	3	Trustee (since 2013), Babson Capital Funds Trust (an open-end investment company advised by the Adviser); Director (since 2010), SquareTwo Financial (asset recovery and management firm); Director (since 2010), Southern Weaving Co. (webbing and sleeving design and manufacturing company); Trustee (since 2010), Wake Forest University Board of Trustees; Member (since 1998), Babcock School of Business Board of Visitors; Senior Operating Advisor (since 2010), Sound Harbor Partners (investment management firm); Director (since 2009), Kiawah Island Conservancy; Director (since 2009), Nature Conservancy of North Carolina; Director (2007-2009), Victory Asset Management (mutual fund complex).
Dr. Bernard A. Harris, Jr. (57) 550 South Tryon Street Charlotte, NC 28202	Trustee	Term expires 2016; Trustee since 2012	Chief Executive Officer and Managing Partner (since 2002),Vesalius Ventures, Inc.; Director and President (since 1998), The Space Agency; President (since 1999), The Harris Foundation; Clinical Scientist, Flight Surgeon and Astronaut (1986-1996), NASA.	3	Trustee (since 2013), Babson Capital Funds Trust (an open-end investment company advised by the Adviser); Trustee (since 2011), Salient Midstream & MLP Fund and Salient MLP & Energy Infrastructure Fund; Trustee (since 2010), Salient Absolute Return Fund; Director (since 2009), Monebo Technologies Inc. (medical technology design company); Director (since 2008), US Physical Therapy (USPH: NYSE); Director (since 2012), E-Cardio, Inc. (provides services for cardiac monitoring).
Thomas W. Okel (51) 550 South Tryon Street Charlotte, NC 28202	Trustee	Term expires 2014; Trustee since 2012	Executive Director (since 2011), Catawba Lands Conservancy; Global Head of Syndicated Capital Markets (1989-2010), Bank of America Merrill Lynch.	3	Trustee (since 2013), Babson Capital Funds Trust (an open-end investment company advised by the Adviser).
Martin A. Sumichrast (47) 550 South Tryon Street Charlotte, NC 28202	Trustee	Term expires 2015; Trustee since 2012	Vice Chairman & Principal of Siskey Capital, a Charlotte based merchant bank (since 2013), Board member of Kure, Inc. (since 2014), Director of the Jadeveon Clowney Help-In-Time Foundation, a non-for-profit corporation (since 2014), Manager (since 2013), Washington Capital, LLC; Managing Director (2002-2013), Lomond International, Inc.	3	Trustee (since 2013), Babson Capital Funds Trust (an open-end investment company advised by the Adviser).

Babson Capital Funds Trust 2014 Annual Report

OFFICERS

NAME (AGE), ADDRESS	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED*	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
Anthony J. Sciacca (42) 550 South Tryon Street Charlotte, NC 28202	President and Chief Executive Officer	Since 2013	Managing Director and Head of Babson Capital’s Global Business Development Group (since 2006).

Russell D. Morrison (49) 550 South Tryon Street Charlotte, NC 28202	President and Principal Executive Officer	Since 2013	Head of the Global High Yield Investments Group (since 2009), Co-Head of U.S. Loan Team (2002-2009), Managing Director (since 2002), Babson Capital; Senior Vice President (since 2013), Babson Capital Funds Trust (an open-end investment company advised by the Adviser).

Paul J. Thompson (42) 550 South Tryon Street Charlotte, NC 28202	Vice President	Since 2013	Chief Operating Officer and Head of Global Investment Services, Babson Capital (since 2010); previously, Head of Operations and Portfolio/Client Services (2002-2010).

Patrick Hoefling (34) 550 South Tryon Street Charlotte, NC 28202	Chief Financial Officer and Principal Financial and Accounting Officer	Since 2013	Director (since 2008), Babson Capital; Chief Financial Officer (since 2013), Babson Capital Funds Trust (an open-end investment company advised by the Adviser); Manager (2005-2008), Deloitte and Touche.

Andrew Lennon (39) 550 South Tryon Street Charlotte, NC 28202	Treasurer	Since 2013	Managing Director (since 2008), Babson Capital; Treasurer (since 2013), Babson Capital Funds Trust (an open-end investment company advised by the Adviser).

Paul Gehrig (46) 550 South Tryon Street Charlotte NC, 28202	Vice President	Since 2013	Managing Director and member of Babson Capital’s Global Business Development Group (since 2008).

Brian W. Pope (35) 550 South Tryon Street Charlotte, NC 28202	Vice President	Since 2013	Director and member of Babson Capital’s Global Business Development Group (since 2009); Associate, Edgeview Partners (before 2009).

Melissa LaGrant (40) 550 South Tryon Street Charlotte, NC 28202	Chief Compliance Officer	Since 2013	Managing Director (since 2005), Babson Capital; Chief Compliance Officer (since 2013), Babson Capital Finance LLC; Chief Compliance Officer (since 2013), Babson Capital Funds Trust (an open-end investment company advised by the Adviser); Chief Compliance Officer (since 2006), Babson Capital Corporate Investors and Babson Capital Participation Investors (closed-end investment companies advised by the Adviser).

Janice M. Bishop (49) 550 South Tryon Street Charlotte, NC 28202	Secretary and Chief Legal Officer	Since 2013	Managing Director and Senior Counsel (since 2014), Counsel (since 2007), Babson Capital; Associate Secretary (since 2008), Babson Capital Corporate Investors and Babson Capital Participation Investors (closed-end investment companies advised by Babson Capital); Vice President, Secretary and Chief Legal Officer (since 2013), Babson Capital Funds Trust (an open-end investment company advised by the Adviser).

Babson Capital Funds Trust 2014 Annual Report

OFFICERS (CONTINUED)

NAME (AGE), ADDRESS	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED*	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
Michelle Manha (41) 550 South Tryon Street Charlotte, NC 28202	Assistant Secretary	Since 2013	Managing Director and Associate General Counsel (since 2014), Counsel (since 2008), Babson Capital; Assistant Secretary (since 2013), Babson Capital Funds Trust (an open-end investment company advised by the Adviser).

Jesse D. Hallee (37) 550 South Tryon Street Charlotte, NC 28202	Assistant Secretary	Since 2013	Vice President and Senior Counsel, State Street Bank and Trust Company, March 2013 to present; Vice President and Counsel, Brown Brothers Harriman & Co., March 2007 to February 2013.

*	Officers will hold their position with the Fund until a successor has been elected and qualified. Officers are generally elected annually by the Board. The officers were last elected on July 29, 2013.

Babson Capital Funds Trust 2014 Annual Report

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENT

The Board of Trustees of the Trust approved the Investment Management Agreement between the Trust and Babson Capital Management LLC (“Babson Capital”) (the “Investment Management Agreement”) and the Sub-Advisory Agreement between Babson Capital and Babson Capital Global Advisors Limited (“BCGA”) (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) at a meeting held on July 29, 2013 (the “Meeting”). In making their decision to approve the Agreements, the Trustees considered a number of factors, though they did not identify any particular factor that they considered determinative, and individual Trustees may have attributed different weights to the various factors. The factors considered by the Trustees are described below.

At their meeting, the Trustees heard from representatives of Babson Capital regarding the nature, extent and quality of the respective services to be provided to the Funds by Babson Capital under the Investment Management Agreement and to Babson Capital by BCGA under the Sub-Advisory Agreement. The Board noted that, as two series in a newly organized trust, the Funds had no historical performance information or operating history at the time of the Meeting for the Board to consider in its evaluation of the Investment Management Agreement and the Sub-Advisory Agreement. As such, the Funds’ performance history was not a factor in the Board’s deliberations in this regard.

The Board reviewed the proposed investment objectives, policies and restrictions of each Fund with Babson Capital and the qualifications, backgrounds and responsibilities of the senior personnel of the Trust and the portfolio management team of Babson Capital that would be primarily responsible for the day-to-day portfolio management of the Funds. The Board discussed with representatives of Babson Capital the track record, experience and capabilities of Babson Capital in the management of other investment vehicles, including other public and private funds, and the extent to which the investment programs of such vehicles were comparable to those of the Funds. The Board and representatives of Babson Capital also discussed Babson Capital’s compliance capabilities and the financial resources available to be employed by Babson Capital and its affiliates for the benefit of the Trust. The Board further considered the responsibilities of Babson Capital under the Investment Management Agreement and the Sub-Advisory Agreement, including Babson Capital’s coordination and oversight of services provided to the Trust by others.

The Board concluded that the nature, extent and quality of the respective services expected to be provided by Babson Capital under the Investment Management Agreement and BCGA under the Sub-Advisory Agreement supported the approval of the Investment Management Agreement and the Sub-Advisory Agreement.

In light of the nature, extent and quality of the management and services expected to be provided by Babson Capital to the Trust, the Board discussed the management fee (the “Management Fee”) payable monthly by the Trust on behalf of each Fund to Babson Capital under the Investment Management Agreement at an annual rate of 0.65% of the Global Floating Rate Fund’s average daily net assets and at an annual rate of 0.75% of the Global Credit Income Opportunities Fund’s average daily net assets. The Board noted that, under the Investment Management Agreement, in addition to providing investment management services, Babson Capital would provide the Trust with necessary offices, facilities and equipment and would coordinate and oversee the provision of services to the Trust by other fund service providers.

The Board considered information comparing the Management Fee with the advisory fees of a group of registered open-end funds believed by Babson Capital to have comparable investment objectives and strategies to those of each Fund (the “Peer Groups”) and also with other public and private funds managed by Babson Capital (or its affiliates). The Trustees and representatives of Babson Capital reviewed Babson Capital’s analysis and selection of the Peer Group in detail. They discussed that the proposed fees for the Global Floating Rate Fund and the Global Credit Income Opportunities Fund were in-line with the management fees in each Fund’s Peer Group, despite that the Funds were global funds, while most of the funds in each Peer Group emphasized domestic investments, and that Babson Capital typically charges higher fees on its global accounts than on accounts that are invested primarily in domestic securities.

The Board also considered the expected expense ratio of each Fund and each Fund’s costs of organization. The Trustees considered that Babson Capital had contractually agreed to waive and/or reimburse certain fees and/or expenses so that, on an annualized basis, such expenses incurred by Class A and Class C shares of Global Floating Rate Fund would not exceed 0.80% as a percentage of average daily net assets allocated to each such class, such expenses incurred by Class Y and Class I shares of Global Floating Rate Fund would not exceed 0.75% as a percentage of average daily net assets allocated to each such class, and such expenses incurred by Class A, Class C, Class Y and Class I shares of Global Credit Income Opportunities Fund would not exceed 0.95% as a percentage of average daily net assets allocated to each such class.

Babson Capital Funds Trust 2014 Annual Report

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENT (CONTINUED)

The Board noted that because the Funds were newly organized, Babson Capital did not have historical profitability information with respect to the Trust available for the Board to consider at the time of the Meeting, but Babson Capital had provided the Trustees with pro forma information regarding the projected profitability to Babson Capital of its services to each Fund. The Trustees discussed the pro forma information provided by Babson Capital and noted that Babson Capital’s revenues were expected to be offset by Fund operating expenses until the Funds achieved scale. The Trustees concluded that the expected profitability of the Fund to Babson Capital and BCGA did not appear to be unreasonable in light of the services to be rendered.

The Board considered that, as each Fund’s assets increase over time, each Fund and its shareholders would be expected to realize economies of scale as certain expenses, such as fixed operating costs, become a smaller percentage of overall assets. Babson Capital acknowledged that it may realize economies of scale in its management of the Trust as the Trust increases in size, and that it would consider proposing breakpoints in the Management Fee payable by each Fund once the Funds were approaching the breakeven point. The Board concluded that, at this time, and in light of the nature, extent and quality of the respective services expected to be provided by Babson Capital, the Management Fee rates and expenses of each Fund supported the approval of the Investment Management Agreement and the Sub-Advisory Agreement.

The Board considered potential “fall-out” benefits to Babson Capital and its affiliates as a result of Babson Capital’s relationship with the Trust. The Board concluded that, in light of the expected costs of providing investment management and other services to the Trust and Babson Capital’s commitment to cap the expenses of each Fund, the other ancillary benefits that Babson Capital and its affiliates expect to receive supported the approval of the Investment Management Agreement and the Sub-Advisory Agreement.

Based on their evaluation of the factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the non-interested Trustees, concluded that the Funds’ Investment Management Agreement and the Sub-Advisory Agreement should be approved for an initial two-year period, commencing on the effective dates set forth in the Agreements.

Babson Capital Funds Trust 2014 Annual Report

JOINT PRIVACY NOTICE OF BABSON CAPITAL MANAGEMENT LLC AND

BABSON CAPITAL FUNDS TRUST

When you use Babson Capital Management LLC (“Babson Capital”) as your investment adviser or invest in the Babson Capital Funds Trust (the “Trust”), you entrust us not only with your hard-earned assets but also with your personal and financial data. We consider your data to be private and confidential, and protecting its confidentiality is important to us. Our policies and procedures regarding your personal information are summarized below.

We may collect non-public personal information about you from:

■	Applications or other forms, interviews, or by other means;

■	Consumer or other reporting agencies, government agencies, employers or others;

■	Your transactions with us, our affiliates, or others; and

■	Our Internet website.

We may share the financial information we collect with our financial service affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs and to effect transactions that you request or authorize, we may disclose the information we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Babson Capital entities. These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted in the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.

Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an “opt-in” or “opt-out” from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law.

We restrict access to personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.

This joint notice describes the privacy policies of Babson Capital and the Trust. It applies to all Babson Capital and the Trust accounts you presently have, or may open in the future, using your social security number or federal taxpayer identification number – whether or not you remain a shareholder of our Funds or as an advisory client of Babson Capital. As mandated by rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you own shares in the Trust or have an account with Babson Capital.

Babson Capital Funds Trust

ANNUAL REPORT

June 30, 2014

Item 2.	Code of Ethics.

The Registrant adopted a Code of Ethics for Principal Executive and Senior Financial Officers (the “Code”) on July 29, 2013, which is available on the Registrant’s website at www.babsoncapital.com. During the period covered by this Form N-CSR, there were no amendments to, or waivers from, the Code.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Dr. Bernard A. Harris, Jr., Mr. Thomas W. Okel and Mr. Martin A. Sumichrast, constituting all the members of the Registrant’s Audit Committee, are audit committee financial experts. Dr. Harris, Mr. Okel and Mr. Sumichrast are “independent” for purposes of this Item 3 as required by applicable regulation.

Item 4.	Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant, Deloitte & Touche LLP (“Deloitte”), to perform audit services, audit-related services, tax services and other services since the Registrant’s launch in September 2013. The following tables detail the aggregate fees billed or expected to be billed since the Registrant’s launch by Deloitte.

Fees Billed to the Registrant:

Year Ended June 30, 2014
Audit Fees	$120,000
Audit-Related Fees	0
Tax Fees	18,000
All Other Fees	0
Total Fees	$138,000

Non-Audit Fees Billed to Babson Capital and MassMutual:

	Year Ended June 30, 2014	Year Ended June 30, 2013
Audit Fees	$2,982,385	$2,837,955
Audit-Related Fees	0	0
Tax Fees	1,944,907	1,836,269
All Other Fees	4,880,709	2,744,878

Total Fees	$9,858,001	$7,419,102

The category “Audit Fees” refers to performing an audit of the Registrant’s, Babson Capital’s or Massachusetts Mutual Life Insurance Company’s (“MassMutual”) annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements for those fiscal years. The category “Audit-Related Fees” reflects fees billed by Deloitte for various non-audit and non-tax services rendered to the Registrant, Babson Capital, and MassMutual. Preparation of Federal, state and local income tax and tax compliance work are representative of the fees reported in the “Tax Fees” category. The category “All Other Fees” represents fees billed by Deloitte for a SAS 70 review and consulting rendered to the Registrant, Babson Capital, and MassMutual.

The Sarbanes-Oxley Act of 2002 and its implementing regulations allow the Registrant’s Audit Committee to establish a pre-approval policy for certain services rendered by the Registrant’s principal accountant. During the fiscal year ended June 30, 2014, the Registrant’s Audit Committee approved all of the services rendered to the Registrant by Deloitte and did not rely on such a pre-approval policy for any such services.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)	The Registrant’s Consolidated Schedule of Investments as of the close of the reporting period is included in the Report to Stockholders filed under item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Investment Management Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”), are effective as of the date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The Registrant has posted its Code of Ethics on its website at www.babsoncapital.com.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.

Attached hereto as Exhibit 99.1 Cert
Attached hereto as Exhibit 99.2 Cert

(a)(3)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) are attached hereto.

Attached hereto as Exhibit 99.906 Cert

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Babson Capital Funds Trust

By (Signature and Title)	/s/ Anthony J. Sciacca
Anthony J. Sciacca, President (Principal Executive Officer)

Date  September 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Anthony J. Sciacca
Anthony J. Sciacca, President (Principal Executive Officer)

Date  September 5, 2014

By (Signature and Title)	/s/ Patrick Hoefling
Patrick Hoefling, Chief Financial Officer (Principal Financial Officer)

Date  September 5, 2014